UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AMBER ROAD, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To be held on May 2, 2017

To the Stockholders of Amber Road, Inc. –

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders, or Annual Meeting, of Amber Road, Inc., a Delaware corporation, will be held on Tuesday, May 2, 2017, at 9:30 A.M. local time, at the Conference Center, One Meadowlands Plaza, East Rutherford, New Jersey 07073, for the following purposes:

1.	To elect three directors to the Board of Directors of Amber Road for a three-year term of office expiring at the 2020 Annual Meeting of Stockholders, with the nominees for election all being current directors, Ms. Pamela Craven, Mr. Barry Williams and Mr. Rudy Howard;

2.	To approve the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan, including an increase in the number of shares available;

3.	To ratify the selection of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on March 10, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and any continuation, postponement or adjournment thereof. Whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods (i) by accessing the Internet site described in the voting instruction form provided to you, (ii) by calling the toll-free number in the voting instruction form provided to you, or (iii) by signing, dating and returning any proxy card or instruction form provided to you.

By Order of the Board of Directors,

Bradley D. Holmstrom
General Counsel & Corporate Secretary

East Rutherford, New Jersey

March 31, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 2, 2017

The Proxy Statement and Annual Report to Stockholders are available at www.cstproxy.com/amberroad/2017 and at www.investor.amberroad.com

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary contains highlights about the upcoming 2017 Annual Meeting of Stockholders. This summary does not contain all of the information that you should consider in advance of the meeting and we encourage you to read the entire Proxy Statement before voting.

2017 Annual Meeting of Stockholders

Date and Time:	Tuesday, May 2, 2017 at 9:30 A.M., local time

Location:	Conference Center, One Meadowlands Plaza, East Rutherford, New Jersey 07073

Record Date:	March 10, 2017

Mail Date:	We intend to mail the proxy materials to our stockholders on or about March 31, 2017

Voting Matters and Board Recommendations

Matter	Our Board Vote Recommendation
Election of Three Nominees to the Board of Directors (page 10)	FOR each Director Nominee
Approval of the Amendment and Restatement of the 2012 Omnibus Incentive Compensation Plan (page 23)	FOR
Ratification of Selection of Independent Registered Public Accountants (page 31)	FOR

INFORMATION CONCERNING VOTING AND SOLICITATION

Proxy Statement

Information Concerning Voting and Solicitation

The enclosed proxy is solicited on behalf of the Board of Directors, or Board, of Amber Road, Inc., a Delaware corporation, for use at our 2017 Annual Meeting of Stockholders, to be held on Tuesday, May 2, 2017, at 9:30 A.M., local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and any business properly brought before the Annual Meeting. Amber Road, Inc. may also be referred to as Amber Road, the Company, we, us or our in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held at the Conference Center, One Meadowlands Plaza, East Rutherford, New Jersey 07073.

Our proxy materials are available electronically at www.cstproxy.com/amberroad/2017. At this website, you will find a complete set of the proxy materials including the Proxy Statement, 2016 Annual Report and form proxy card. You are encouraged to access and review all of the information contained in the proxy materials before submitting a proxy or voting at the meeting.

What You are Voting On

You will be entitled to vote on the following proposals at the Annual Meeting:

•	The election of three directors to serve on our Board for a three-year term of office expiring at the 2020 Annual Meeting of Stockholders;

•	The approval of the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan;

•	The ratification of the selection of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2017; and

•	Any other business as may properly come before the Annual Meeting.

INFORMATION CONCERNING VOTING AND SOLICITATION

What are the Board’s Recommendations

Our Board recommends that you vote:

•	FOR the election of the three nominees listed in this Proxy Statement to serve on our Board for a three-year term of office expiring at the 2020 Annual Meeting of Stockholders;

•	FOR the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan; and

•	FOR the ratification of the selection of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

Who Can Vote

The Board has set March 10, 2017 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a stockholder of record of our common stock, $.0001 par value per share, or common stock, as of the close of business on March 10, 2017. You are entitled to one vote on each proposal for each share of common stock you held on the record date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

Difference between a Stockholder of “Record” and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares.

Shares Outstanding and Quorum

At the close of business on March 10, 2017, there were 27,033,777 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

•	you are present in person at the Annual Meeting; or

•	your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone or over the Internet).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain routine matters such as ratification of independent registered public accountants, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see the subsection “If You Do Not Specify How You Want Your Shares Voted” below. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.

Voting Your Shares

You may vote using any of the following methods:

✓	By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Amber Road stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

✓	By Internet — Stockholders of record may submit proxies by following the Internet voting instructions on their proxy cards. Most Amber Road stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for Internet voting availability.

✓	By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the telephone voting instructions on their proxy cards. Most Amber Road stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability.

✓	In Person at the Annual Meeting — Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone, or Internet so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 7:00 P.M., Eastern Time, on May 1, 2017. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the form forwarded by your broker, bank, trust or other holder of record by mail.

INFORMATION CONCERNING VOTING AND SOLICITATION

Changing Your Vote

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Corporate Secretary at our principal executive offices at One Meadowlands Plaza, East Rutherford, New Jersey 07073, (ii) duly submitting a later-dated proxy over the Internet, by mail or by telephone, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Notice

If you receive more than one set of proxy materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Will Your Shares Be Voted

Stockholders of record as of the close of business on March 10, 2017 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

If You Do Not Specify How You Want Your Shares Voted

As a stockholder of record, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the person named in the proxy will vote your shares:

•	FOR the election of the three nominees listed in this Proxy Statement to serve on our Board for a three-year term of office expiring at the 2020 Annual Meeting of Stockholders;

•	FOR the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan; and

•	FOR the ratification of the selection of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on all the proposals in question. Brokers generally have discretionary authority to vote on the ratification of the selection of KPMG LLP as our independent registered public accountants, which is considered a “routine” matter under New York Stock Exchange (“NYSE”) rules. Brokers, however, do not have discretionary authority to vote on the approval of the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan or the election of directors to serve on our Board, which matters are considered “non-routine” under NYSE rules.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. No stockholder proposal or nomination was received, so no such matters may be brought to a vote at the Annual Meeting.

Inspector of Election and Counting of Votes

All votes will be tabulated as required by Delaware law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

Election of Directors. Vote by a plurality of the shares voting is required for the election of directors under Proposal 1. You may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. There is no “against” option. The nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than three directors and stockholders may not cumulate votes.

Approval of the Amended and Restated 2012 Omnibus Incentive Compensation Plan. The approval of the amended and restated Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan (“2012 Plan”) requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 2, the abstention will have the same effect as an AGAINST vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this Proposal, and broker non-votes will have no effect on the outcome of the vote.

INFORMATION CONCERNING VOTING AND SOLICITATION

Ratification of Auditors. The ratification of the selection of KPMG LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 3, the abstention will have the same effect as an AGAINST vote.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our principal executive offices at One Meadowlands Plaza, East Rutherford, New Jersey 07073 for the ten days prior to the Annual Meeting and also at the Annual Meeting.

CORPORATE GOVERNANCE

Corporate Governance

Board of Directors Corporate Governance Highlights

Our Board of Directors is governed by our Corporate Governance Guidelines, which are amended from time to time to incorporate certain current best practices in corporate governance. Our Corporate Governance Guidelines may be found on our website at www.investor.amberroad.com/corporate-governance and are available in print upon written request to the Company’s Secretary at our principal executive offices at Amber Road, One Meadowlands Plaza, East Rutherford, New Jersey 07073. Highlights of our Corporate Governance Guidelines include the following:

•	Independent Chairperson. Although our Guidelines do not require an independent Chairperson, we have maintained an independent Chairperson since prior to becoming a public company.

•	Independent Directors. All of our directors qualify as independent under NYSE regulations, with the exception of our Chief Executive Officer.

•	Independent Committees. The Board has three standing committees—Audit, Compensation and Nominating and Corporate Governance. Each committee is comprised solely of independent directors.

•	Regular Executive Sessions of Independent Directors. Our independent directors meet privately at every Board meeting with our independent Chairperson presiding over such meetings.

•	Board Access to Management. We afford our directors ready access to our management. Key members of management attend Board and committee meetings to present information concerning various aspects of the Company, its operations and results.

•	Board Authority to Retain Outside Advisors. Our Board and committees have the authority to retain outside advisors.

•	Succession Planning. The Board, on an annual basis, reviews and updates the Company’s succession plan.

•	Director Changes in Circumstances Evaluated. If a director has a substantial change in principal business or professional affiliation or responsibility, including a change in principal occupation, he or she must notify the Chairperson and then it is within the decision of the Nominating and Corporate Governance Committee to determine whether resignation is in the best interest of the Company and stockholders.

•	Director Outside Relationships Require Pre-Approval. Without the prior approval of disinterested members of the Board, directors should not enter into any transaction or relationship with the Company in which they will have a financial or a personal interest or any transaction that otherwise involves a conflict of interest.

•	Director Conflicts of Interest. If an actual or potential conflict of interest arises for a director or a situation arises giving the appearance of an actual or potential conflict, the director must promptly inform the Chairperson. All directors will recuse themselves from any discussion or decision found to affect their personal, business or professional interests.

•	Regular Board and Committee Evaluations. The Board has an annual evaluation process which focuses on its role and effectiveness, including that of its committees, as well as fulfillment of its fiduciary duties. The results of the evaluations are reported to and reviewed by the full Board. For 2016, the Board was satisfied with its performance and considered itself to be operating effectively.

•	Retirement. No Board member may be nominated to a new term if he or she would be age 75 or older on the date the election is held.

CORPORATE GOVERNANCE

•	Overboarding. The Company’s policy is that (i) a non-employee Company director may serve on no more than five publicly-traded companies’ boards in addition to the Company’s Board, and (ii) an employee Company director, who is also a full-time employee of Company, may serve on no more than one publicly-traded company’s board in addition to the Company’s Board.

•	Stock Ownership Guidelines. The Company’s Stock Ownership Guidelines provide that our non-employee directors and our Chief Executive Officer shall attain an investment position in our common stock having a value that is at least equal to two times total annual compensation and five times base salary, respectively.

•	Recoupment Policy. Under our Compensation Recoupment Policy, we expressly reserve the right to claw-back or recoup incentive-based or other compensation (including equity-based compensation) paid to any named executive officer if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws,.

Director Qualifications and Diversity

Our Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending candidates to the Board for election as a director of the Company. The Committee may use outside consultants to assist in identifying candidates and will also consider advice and recommendations from stockholders, management, and others as it deems appropriate.

In its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider the following:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company.

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend meetings of the Board and its committees.

•	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, creditors and the general public, and to act in the interests of all stockholders.

•	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

•	Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The re-nomination of existing directors is not viewed as automatic, but will be based on continuing qualification under the criteria set forth above. In addition, the Committee will consider the existing directors’ performance on the Board and any committee, which may include consideration of the extent to which the directors undertook continuing director education. The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that will assist the Board in fulfilling its responsibilities.

The Nominating and Corporate Governance Committee will also consider (i) any specific minimum qualifications that it believes must be met by a nominee for a position on the Board, (ii) any specific qualities or skills that it believes are necessary for one or more of the Board members to possess, and (iii) the desired qualifications, expertise and characteristics of Board members, with the goal of developing an experienced and highly qualified Board. In making its recommendations, the Committee will consider the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities.

Among other things, Board members should possess demonstrated breadth and depth of management and leadership experience, financial and/or business acumen or relevant industry or scientific experience, integrity and high ethical standards, sufficient time to devote to the Company’s business, the ability to oversee, as a director, the Company’s business and affairs for the benefit of our stockholders, and a demonstrated ability to think independently and work collaboratively. In addition, although the Nominating and Corporate Governance Committee does not maintain a diversity policy, the Committee considers diversity in its determinations. Diversity includes race, ethnicity, age and gender and is also broadly construed to take into consideration many other factors, including industry knowledge, operational experience, scientific and academic expertise, geography and personal backgrounds. Currently, our Board members hail from different areas of the United States and one from Europe.

Leadership Structure

The positions of Chairperson of the Board and Chief Executive Officer are held by two separate individuals. Mr. Williams has served as Chairperson of the Board since 2004. Mr. Preuninger serves as Chief Executive Officer of the Company. While the Board retains the discretion to combine the roles in the future, as it deems appropriate, the Board believes that with an independent director serving as Chairperson, the interests of the stockholders are well represented and that proper governance is maintained. The Company believes that the Chairperson can provide support and advice to the Chief Executive Officer; collaborate with the Chief Executive Officer on setting a strategic direction for the Company; preside over executive or independent sessions of the Board when management, including the Chief Executive Officer, is not present; and, lead the Board in fulfilling its responsibilities. This leadership structure also provides the Company the advantage of different viewpoints and backgrounds. The Company believes that the current leadership structure of the Board is appropriate at the present time and allows the Board to fulfill its duties effectively and efficiently based on the Company’s current needs.

CORPORATE GOVERNANCE

Board Committees and Charters

The Board has three standing committees—Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board maintains charters for each of these standing committees. To view the charters of our standing Board committees, please visit our website at www.investor.amberroad.com/corporate-governance.

Audit Committee

Our Audit Committee is comprised of Rudy Howard (Chair), Pamela Craven and John Malone, each of whom is an independent director and satisfies the additional independence requirements for members of the Audit Committee imposed by NYSE rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. Each of the members of our Audit Committee meets the requirements for financial literacy under applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the NYSE and does not serve on more than three audit committees of public companies. Our Board of Directors has determined that Mr. Howard qualifies as an “audit committee financial expert,” as defined by applicable rules of the SEC. The Audit Committee met five times in 2016. The Audit Committee assists our Board of Directors in its oversight of:

•	the audit and integrity of our financial statements;

•	our compliance with applicable law, risk assessment and risk management;

•	the qualification and independence of our independent registered public accounting firm;

•	the establishment and performance of our internal audit function and independent registered public accounting firm; and

•	the annual Audit Committee report.

Under our Audit Committee charter, the Audit Committee:

•	has direct responsibility for the appointment, compensation, retention, termination and oversight of the work of our independent registered public accounting firm;

•	oversees the independence of our independent registered public accounting firm;

•	establishes and implements policies and procedures for the pre-approval of all audit services and all permissible non-audit services provided by our independent registered public accounting firm;

•	reviews and discusses with management and our independent registered public accounting firm our internal control over financial reporting, the internal audit function, and changes in accounting and financial reporting principles;

•	reviews and discusses with management and our independent registered public accounting firm the overall adequacy and effectiveness of our Code of Conduct and Business Ethics and compliance with applicable laws, regulations and internal compliance programs; and

•	reviews with management and our independent registered public accounting firm any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

Our Compensation Committee is comprised of Pamela Craven (Chair), Barry Williams and John Malone, each of whom is an independent director and satisfies the additional independence requirements of the SEC and the NYSE. Mr. Donald Caldwell was a member of the Compensation Committee until his resignation from the Board in December 2016. Each member is also an “outside director” as defined under Section 162(m) under the Internal Revenue Code of 1986, as amended (“Code”). Our Compensation Committee oversees our overall compensation program. The Compensation Committee met seven times in 2016. Our Compensation Committee charter provides that the Compensation Committee shall:

•	review, evaluate and approve executive officer compensation and performance on an annual basis;

•	approve equity grants to executive officers, or, if the Committee deems appropriate, recommend them to the full Board for approval;

•	review and approve any consulting arrangements, employment contracts or severance agreements with any executive officer;

•	assess whether the compensation structure encourages undue risk-taking;

•	adopt or modify any incentive compensation plan, or, if this action would require stockholder approval, recommend it to the full Board for approval and proposal to the stockholders;

•	review and recommend to our Board of Directors any director compensation programs for our independent directors only;

•	have power to engage compensation consultants, advisors or legal counsel; and

•	generally review the Company’s overall compensation strategy to ensure that it aligns with the interests of the Company’s stockholders, supports the Company’s objectives and provides appropriate rewards and incentives to serve the long-term best interests of the Company.

None of the current members of our Compensation Committee serve, or has at any time served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Kenneth Harvey (Chair), Barry Williams and Rudy Howard, each of whom is an independent director. Mr. Donald Caldwell was a member of the Nominating and Corporate Governance Committee until his resignation from the Board in December 2016. The Nominating and Corporate Governance Committee met four times in 2016. Our Nominating and Corporate Governance Committee charter provides that the Nominating and Corporate Governance Committee shall:

•	search for, identify and evaluate individuals qualified to become Board members and recommend individuals to be nominated for election to our Board of Directors;

•	develop, maintain and oversee the Corporate Governance Guidelines and Code of Conduct applicable to members of the Board and for monitoring the independence of the Board;

•	advise our Board of Directors regarding appropriate corporate governance policies, and changes thereto, and assist our Board of Directors in achieving them;

•	have sole discretion to retain a search firm for the purpose of identifying director candidates;

•	review the performance of each director who is standing for re-election and the independence of each director;

•	have responsibility for succession planning for executive officers; and

•	review and consider actual and potential conflicts of interests of management and directors.

Board Role in Risk Oversight

Risk assessment and oversight are integral parts of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. From time to time, senior executives review these risks with our Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to address such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight.

Our Board oversees an enterprise-wide approach to risk management, which is designed to support the achievement of the Company’s objectives, including the strategic objective to improve long-term financial and operational performance and enhance stockholder value. Our Board believes that a fundamental part of risk management is understanding the risks that we face, monitoring these risks and adopting appropriate control and mitigation of these risks.

The Board discusses risks with our senior management on a regular basis, including as a part of its strategic planning process, annual budget review and approval, and through reviews of compliance issues in the appropriate committees of our Board, as appropriate. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board are structured to oversee specific risks, as follows:

Committee	Primary Risk Oversight Responsibility
Audit Committee	• Oversees financial risk, including capital risk, financial compliance risk, internal controls over financial reporting and reporting of violations involving financial risk and internal controls.

Nominating and Corporate Governance Committee

•       Oversees the assessment of each Board member’s independence to avoid conflict, determine effectiveness of the Board and Committees, and maintain good governance practices through our Corporate Governance Guidelines and Code of Conduct.

Compensation Committee

•       Oversees our compensation policies and practices to ensure compensation appropriately incentivizes and retains management and determines whether such policies and practices balance risk-taking and reward in an appropriate manner.

At each regular meeting, or more frequently as needed, the Board considers reports from each of the committees set forth above, which reports may provide additional detail on risk management issues and management’s response.

Code of Conduct and Business Ethics

Our Board has adopted a Code of Conduct and Business Ethics that applies to our directors as well as all of our staff members, including our executive officers. To view our Code of Conduct and Business Ethics, please visit our website at www.investor.amberroad.com/corporate-governance. We intend to disclose future amendments to certain provisions of our Code of Conduct and Business Ethics, or waivers of these provisions with respect to executive officers on our website or in our public filings with the SEC. There were no waivers of the Code of Conduct and Business Ethics in 2016.

CORPORATE GOVERNANCE

Certain Relationships and Related Transactions

There have been no transactions since January 1, 2016 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation,” and other than the transactions described below. For a description of severance and change of control arrangements that we have entered into with some of our executive officers, see the Section of this Proxy Statement entitled “Management Severance Policy” and “Change in Control Agreements.”

Indemnification Agreements

Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors, and our Amended and Restated Bylaws provides that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provides our Board of Directors with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our independent directors.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, (i) a related person is any person who is an executive officer, director, director nominee, or a beneficial owner of more than 5% of any class of our voting securities, or any immediate family member of any such persons, and (ii) a related person transaction, subject to certain exceptions, is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or will be a participant, where the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest in the transaction.

Under the policy, if a transaction has been identified as a related person transaction it must be reported to our General Counsel, and be reviewed and approved by the Audit Committee of our Board of Directors. No member of the Audit Committee can participate in any review, consideration or approval of any related party transaction involving such member or any of his or her immediate family members, except that such member is required to provide all material information concerning the related party transaction to the Audit Committee. In addition, under our Code of Conduct and Business Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee will take into account the relevant available facts and circumstances including, but not limited to:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee will review all relevant information available to it about the related person transaction. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

Director Independence

At least annually, the Nominating and Corporate Governance Committee reviews the independence of each non-employee director and makes recommendations to the Board and the Board affirmatively determines whether each director qualifies as independent. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a stockholder or officer of an organization that has a relationship with the Company). In addition, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Each director must keep the Nominating and Corporate Governance Committee fully and promptly informed as to any development affecting a director’s independence.

CORPORATE GOVERNANCE

The Board has determined that each of our non-employee directors is independent under the listing standards of the NYSE and the requirements of the SEC. Mr. Preuninger is not independent based on his service as our CEO. Mr. Preuninger is the only director who also serves us in a management capacity. In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. None of our directors directly or indirectly provides any professional or consulting services to us.

Board Meetings

The Board held five meetings in 2016 and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served. The independent directors met in executive session without management at all regularly scheduled meetings of the Board, with the independent Chairperson presiding over such sessions. We and the Board expect all current directors to attend our annual meetings of stockholders barring unforeseen circumstances or irresolvable conflicts. All of the members of the Board were present at our 2016 Annual Meeting of Stockholders.

Communication with the Board

Our Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, any interested party may communicate in writing with any particular director, including our Chairperson, any committee of the Board, or the directors as a group, by sending such written communication to our Corporate Secretary at our principal executive offices at Amber Road, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be inappropriate for submission to the intended recipient(s). The Corporate Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the Chairperson of the Nominating and Corporate Governance Committee.

PROPOSAL 1 – ELECTION OF DIRECTORS

Proposal 1 -

Election of Directors

Our Board of Directors currently consists of six members: James Preuninger, Pamela Craven, Kenneth Harvey, Rudy Howard, John Malone and Barry Williams. In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three year terms. At each Annual Meeting of Stockholders, a class of directors is elected for a three-year term to succeed the directors of the same class whose terms are then expiring. Under NYSE rules, our classes must be of approximately equal size. Currently, our classes are not of approximately equal size, due to the departure of Messers. Caldwell and Ho (both Class II directors), and therefore a reclassification of a Class III director to a Class II director will occur promptly after this Annual Meeting. Our directors are currently divided among the three classes as follows:

•	Class III—Ms. Craven and Messrs. Howard and Williams are the Class III directors whose terms expire at this 2017 Annual Meeting of Stockholders and who have been nominated for re-election at this Annual Meeting for three year terms expiring at the 2020 Annual Meeting of Stockholders;

•	Class I—Messrs. Preuninger and Harvey are the Class I directors whose terms expire at the 2018 Annual Meeting of Stockholders; and

•	Class II—Mr. Malone is the Class II director whose term expires at the 2019 Annual Meeting of Stockholders.

The current Board of Directors, committee involvement and certain other relevant information is set forth below:

Director	Age	Director Since	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee
James Preuninger, Chief Executive Officer	57	2002
Kenneth Harvey	56	2008	Chairperson
John Malone	56	2014		✓	✓
Pamela Craven	63	2014		✓	Chairperson
Rudy Howard	59	2012	✓	Chairperson
Barry Williams, Chairperson of the Board	70	2004	✓		✓

Pursuant to our Amended and Restated Certificate of Incorporation, only our Board of Directors will be able to fill any vacancies on our Board of Directors until the next succeeding Annual Meeting of Stockholders. In accordance with NYSE rules, any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal.

It is proposed to elect three Class III directors to serve for a three-year term expiring at our Annual Meeting of Stockholders in 2020. Upon recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Pamela Craven, Barry Williams and Rudy Howard for re-election as Class III directors. Following this Annual Meeting, it is expected that one of our Class III directors will be reclassified as a Class II director. Biographical information about each of the nominees and each director whose term will continue after the Annual Meeting is set forth below. Each nominee is currently serving as a director of our Company.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee proposed by the Board or the number of directors may be reduced accordingly. Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve.

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than three directors and stockholders may not cumulate votes in the election of directors.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees for Election at this Annual Meeting -

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on the Board at this time. All of our nominees meet the qualifications and skills of our Board of Directors Corporate Governance Guidelines – Criteria for Director Nomination. There are no family relationships among any of our nominee directors or among any of our nominee directors and our executive officers.

Pamela F. Craven

Ms. Craven became a director in March 2014 upon the completion of our initial public offering. Beginning in 2000, Ms. Craven served as General Counsel of Avaya Inc., a global organization that develops, manufactures, sells and services communications products and software for enterprises. Since 2007, she also served as Chief Administrative Officer of the organization, responsible for over 300 employees across functions including Internal Audit, Enterprise Risk Management, Security & Business Continuity, Board Governance and Administration, Human Resources, Real Estate, Compliance, Global Trade, Government Affairs and Law & Contracting. She also served as a member of the Avaya Executive Committee and Chief Compliance Officer. Ms. Craven ceased to be an executive officer of Avaya on June 30, 2014 and retired from Avaya on December 31, 2014. Ms. Craven previously served on the boards of directors of Avaya Inc. Global Connect, Ltd. (2009–2010), a publicly traded Indian company, and Avaya-Tenovis GmbH (2004–2006). She is currently active at the Penn Law Board of the University of Pennsylvania Law School, having completed her 10-year term as overseer in October 2014. She is now a member of the board of the New Jersey Chapter of the National Association of Corporate Directors and a member of the board of the New Jersey Women Lawyers Association and a member of the American Law Institute. We believe Ms. Craven’s background as an executive of a technology company in the fields of law, corporate governance, compliance, governance, transactions and business administration qualifies her to serve on our Board of Directors.

Rudy C. Howard

Mr. Howard has served as a director since 2012. Mr. Howard is the Chief Financial Officer of vTv Therapeutics, a publicly held, clinical-stage pharmaceutical company. Prior to joining vTv, he spent over five years as CFO at SciQuest, Inc., an international spend-management software company. He has also served as CFO for a number of other public and private multi-national companies in the life sciences and software industries, including MDS Pharma Services and Pharmaceutical Product Development (PPD). Mr. Howard spent the first half of his career in public accounting, where he became an assurance partner with PricewaterhouseCoopers. He served clients in the pharmaceutical, biotechnology, high technology and financial services industries. Among his areas of expertise were public company disclosure compliance, including guiding a number of clients through the IPO process, and merger and acquisition consulting. Mr. Howard is a certified public accountant and received his B.A. in accounting from North Carolina State University. In addition, since 2012, Mr. Howard has served as a director and member of the audit and compensation committees of Metabolon, Inc., a privately-held diagnostics and services company. We believe Mr. Howard’s extensive experience with financial and accounting matters and his background as an executive officer at several public companies qualifies him to serve on our Board of Directors.

Barry M. V. Williams

Mr. Williams has served as Chairman of our Board of Directors since 2004. Previously, Mr. Williams held numerous executive-level positions at P&O Nedlloyd, the second largest ocean carrier in the world prior to its acquisition by A.P. Moller Maersk. Mr. Williams’ career at P&O Nedlloyd spanned over 35 years, culminating in his service as chief executive officer and as a member of the executive committee. As the leader of P&O Nedlloyd, he successfully consolidated its back office operations in China and India, diversified into freight forwarding and supply chain management services, and implemented the company’s strategic e-commerce systems. From 2007 through 2011, and since 2013, Mr. Williams has served as chairman of ESS-Databridge Exchange Limited, a provider of electronic shipping and trade documentation and data solutions. We believe Mr. Williams’s management experience in the shipping and supply chain management industries and his experience with strategic growth companies in the global trade management industry qualifies him to serve on our Board of Directors.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE THREE NOMINEES NAMED ABOVE

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES UNLESS OTHERWISE SPECIFIED

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors Continuing in Office –

The following Class II and I directors shall continue in office:

James W. Preuninger

Mr. Preuninger is a co-founder of our Company and has served as Chief Executive Officer and a member of our Board of Directors since 2002. As Chief Executive Officer, Mr. Preuninger oversees sales and marketing, finance, data center operations, general and administrative staff, and corporate development. He is responsible for opening new markets and expanding our portfolio of solutions through strategic partnerships and acquisitions. Mr. Preuninger began his career at IBM Corporation, where he held several positions in sales and marketing. The Nominating and Corporate Governance Committee believes that Mr. Preuninger’s background as a co-founder of our Company and long service as our Chief Executive Officer provides the Board with invaluable insight into the inner workings of our Company, enhances the efficiency of the Board’s oversight function and qualifies him to serve on our Board of Directors.

Kenneth M. Harvey

Mr. Harvey has served as a director since 2008. From 1989 until 2011, Mr. Harvey was employed by HSBC plc, serving as chief information officer/chief operating officer from 2008 to 2011 and as group general manager and chief information officer from 2004 to 2007. He was president of HSBC Technology and Services, a wholly-owned subsidiary of HSBC, from 2003 to 2004. He is currently chairman of CLS Group Holdings AG and CLS Bank International. Prior to his election to the dual chairmanship and since 2011, he served CLS as a director, chairman of the technology and operations committee and member of the chairman’s committee which covers compensation and compliance issues. He has served as a director for InsPro Technologies Corporation since 2014. He sits on the senior advisory board for Oliver Wyman, a global consulting organization. He served as a director of Kanbay, Inc. from 2004 until 2007 and Vertical Networks, Inc. from 2002 until 2004. The Nominating and Corporate Governance Committee believes that Mr. Harvey’s background as an executive in the information technology field qualifies him to serve on our Board of Directors.

John Malone

Mr. Malone became a director in March 2014 upon the completion of our initial public offering. From 2008 until its sale in 2013 to Haystax Technology, Inc., Mr. Malone served as the executive chairman of Digital Sandbox, Inc., an organization that provides threat and risk analysis and monitoring software in the national and homeland security arenas. From 2009 until its successful sale in 2012 to Acronis International GmbH, Mr. Malone served as executive chairman of Group Logic, Inc., an organization that provides digital content collaboration solutions in the enterprise and in the cloud. From 2003 to 2007, Mr. Malone served as Senior Vice President of Sales and Business Development for Neustar, Inc., a provider of real-time information and analytics for the Internet, telecommunications, entertainment, and marketing industries. During his tenure at Neustar, which included the company’s transition from a private enterprise to a New York Stock Exchange listed company, the company’s revenue grew from $80 million to more than $420 million. We believe Mr. Malone’s general executive experience, including his experience with strategic acquisitions, qualifies him to serve on our Board of Directors.

EXECUTIVE COMPENSATION DISCUSSION

Executive Compensation Discussion

Amber Road, Inc. 2016 Named Executive Officers (“NEOs”)	Compensation Committee Report on Executive Compensation:
James Preuninger Chief Executive Officer Thomas Conway Chief Financial Officer Albert C. Cooke III Vice President, Global Sales Nathan Pieri Chief Product Officer

The Compensation Committee (“Committee”) has reviewed and discussed this Report on Executive Compensation for the fiscal year ended December 31, 2016 with management. In reliance on the reviews and discussions with management relating to this Report on Executive Compensation, the Committee has recommended to the Board, and the Board has approved, that this Report on Executive Compensation be included in this Proxy Statement.

Compensation Committee of the Board of Directors,

Pamela Craven, Chair

John Malone

Barry Williams

Executive Compensation Policies and Practices

This discussion of executive compensation provides a detailed description of our compensation philosophy, policies, practices and the factors and process used in making compensation decisions for our NEOs and other executive management (collectively, “Executive Management”). We strive to implement sound executive compensation policies, including compensation-related corporate governance standards. During fiscal 2016, we adopted or maintained the following executive compensation policies and practices, which we believe drive performance and prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests:

Policy/Practice	Summary
Recoupment (Claw-Back) Policy	Under our Compensation Recoupment Policy, we expressly reserve the right to claw-back or recoup incentive-based or other compensation (including equity-based compensation) paid to any NEO if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

No Excise Tax Payments or Gross-Ups	We have not and will not enter into any change in control agreement or arrangement with an NEO that provides for an excise tax gross-up payment. We do not provide any tax gross-ups, except for business-related payments such as reimbursement of certain moving and relocation expenses on behalf of newly-hired and current executives who agree to relocate to work on the Company’s behalf.

Limited Perquisites	We provide limited perquisites or other personal benefits to our NEOs and provide air and other travel for our NEOs for business purposes only.

Anti-Hedging Policy	Our employees, including our NEOs, and directors are not permitted to hedge their economic exposure to our equity securities or enter into any other transaction in which they profit if the value of the Company’s common stock falls.

Incentive Compensation Amounts Subject to Thresholds and Maximums	Our annual incentive cash performance bonuses have threshold performance requirements that must be achieved to receive payment and are also subject to maximum payment “caps,” “decelerators,” and “accelerators.”

Stock Ownership Requirements	Our Stock Ownership Guidelines provide that our non-employee directors and our Chief Executive Officer shall attain an investment position in our common stock having a value that is at least equal to two (2x) times total annual compensation and five (5x) times base salary, respectively.

Independent Compensation Consultant	Pearl Meyer Partners, LLC (“Pearl Meyer”) is retained directly by the Committee, advises the Committee on pay decisions regarding our NEOs, other Executive Management and non-employee directors and keeps the Committee apprised of compensation trends and best practices. Pearl Meyer performs no other services for us.

Compensation Risk Assessment	The Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

Long-Term Equity Awards	Our long-term equity awards for employees as well as non-employee directors are granted based on a specific dollar amount, rather than a set number of shares, to avoid the impact of fluctuations in the stock price between the date the Committee determines the grant amount and the actual grant date.

No Single Triggers	We do not have “single-trigger” equity vesting acceleration upon a change of control for restricted stock units (“RSUs”), stock options or other equity awards. In the event of a change of control, a qualifying termination of employment, or “double-trigger,” is required for accelerated vesting of equity awards.

Performance Awards	Going forward performance award units (“PSUs”) earned upon a change in control are based on a prorated performance period.

Peer Group Analysis	The Committee reviews total direct compensation (base salary, annual cash incentive and long-term incentive awards) and the mix of the compensation components for the NEOs relative to our peer group as one of the factors in determining if compensation is appropriate and adequate to attract and retain executive officers.

EXECUTIVE COMPENSATION DISCUSSION

Executive Compensation Philosophy and Control

Philosophy

The Company is a leading provider of SaaS-based global trade management software and is uniquely positioned to assist clients in their development of an on-demand global trade management automated system, a very specialized industry. Accordingly, the Company’s Executive Management must have the skills and experience to manage and motivate an organization spread over several countries with varying business and complex regulatory environments. The market for these talented individuals is highly competitive. The Company’s compensation philosophy focuses on attracting, retaining and properly rewarding the right candidates for their contributions.

The Committee strives to establish an executive compensation program offering competitive total direct compensation opportunities, which are aligned with stockholder return through established performance criteria. The Committee is guided by the following principles in establishing and assessing compensation programs and policies for the Executive Management, including the NEOs:

•	Individual annual cash incentive and equity-based awards should be closely tied to the performance of the Company as a whole, or one or more of its divisions or business units, as well as to the individual’s performance;

•	The interests of Executive Management and the Company’s stockholders should be aligned through direct ownership of Company common stock and by providing a portion of the Executive Management’s total direct compensation in the form of equity-based incentives; and

•	Total direct compensation must be competitive with our peer group, as well as broader industry survey data.

To accomplish the above objectives, our compensation practices generally include three elements: Base Salaries, Short-Term (Annual Cash) Incentive Awards and Long-Term Incentive Equity Awards. In a given year, the majority of compensation for each NEO is “at-risk” and based solely on the Company’s performance, with 83% of our CEO’s direct compensation and 71% of each of our other NEOs’ direct compensation, earned solely based on our performance and paid in the form of annual cash incentives, as well as stock options, restricted stock units and/or performance stock units. The following chart generally illustrates the allocation of target total direct compensation for the CEO and the other NEOs under our compensation philosophy (does not represent a particular year).

Objective Input

Compensation is the collective responsibility of many individuals. Ensuring that each group is making effective decisions based on appropriate metrics will result in achieving our philosophy that coincides with our stockholders’ long-term interests.

Responsible Party	Primary Roles and Responsibilities

Compensation Committee (Composed solely of independent directors and reports to the Board)

•    Evaluates performance of CEO within the context of the financial and operational performance of the Company and reports to the full Board.

•    Determines and approves compensation packages for our Executive Management and reports to the full Board.

•    Reviews and approves all compensation programs in which our Executive Management participate.

•    Oversees the Board’s relationship with and response to stockholders on executive compensation matters.

•    Exercises the sole authority to select, retain, replace and/or obtain advice from compensation consultants, legal counsel and other outside advisors and assesses the independence of each such advisor, taking into consideration the factors set forth in the SEC rules and NYSE listing standards.

Consultant to the Compensation Committee (Pearl Meyer, independent consultant retained directly by the Compensation Committee)

•    Attends certain Committee meetings, including meeting in executive session with the Committee.

•    Provides advice on the appropriateness and competitiveness of our compensation program relative to market practice, including advising the Committee on NEO compensation and the selection of our peer group.

•    Consults on various compensation matters, trends and developments, and recommends compensation program designs and practices to support our business strategy and objectives.

•    Cooperates with management to compile market data and review the appropriateness of such data.

•    Works with the Committee to assess the potential risks arising from our compensation policies and practices.

CEO (Assisted by Company staff members)	• Conducts performance reviews for the other Executive Management and makes recommendations to the Committee with respect to compensation of Executive Management other than himself.

EXECUTIVE COMPENSATION DISCUSSION

Use of Independent Advisor

The Committee retains compensation consultants to assist it in assessing the competitiveness of Executive Management compensation. For fiscal 2016, the Committee retained Pearl Meyer. Pursuant to the factors set forth in Item 407 of Regulation S-K of the Exchange Act, the Committee has reviewed the independence of Pearl Meyer and conducted a conflicts of interest assessment (taking into consideration factors specified in the SEC rules and NYSE listing standards) and has concluded that Pearl Meyer is independent and its work for the Committee has not raised any conflicts of interest. No other fees were paid to Pearl Meyer except fees related to its services to the Committee.

Use of a Peer Group

The Committee does not target or position NEO pay levels at a specific percentile level relative to a peer group. Rather, the Committee reviews total direct compensation and the mix of the compensation components relative to the peer group as one of the factors in determining if compensation is adequate to attract and retain executive officers with the unique set of skills necessary to manage and motivate our global trade management software enterprise.

Precise information regarding executive officer compensation practices among the Company’s competitor group is sometimes difficult to obtain. In addition, even when such data is available, meaningful differences in size, location, maturity, business model and organizational structure among the Company’s peer group make direct comparisons of compensation practices challenging and require exercise of judgment. In assessing the competitiveness of the Company’s NEO compensation, the Committee relies on information obtained from the proxy statements of publicly-traded competitors, information derived from data obtained from other public sources with respect to competitor organizations, and the general knowledge of the Committee and its compensation consultant with regard to the market for executive management positions. During fiscal 2016, the Committee used the following companies as a peer group:

2016 Peer Group
Companies		Performance
Bazaarvoice, Inc. Brightcove, Inc. Callidus Software Inc. Carbonite, Inc. ChannelAdvisor Corp. Descartes Systems Group Everbridge, Inc.	Five9, Inc. Halogen Software LivePerson, Inc. PROS Holdings, Inc. Q2 Holdings, Inc. Shopify Inc. SPS Commerce, Inc.	Market Capitalization* Peer Group Median: $609M Amber Road: $251M Revenues* Peer Group Median: $199M Amber Road: $73M *approximate average as of December 31, 2016

This peer group was primarily selected based upon criteria such as industry, business lines, operating model, customer base, revenue, market capitalization and entities with which the Company competes for stockholder investment. The Committee reviews the peer group on an annual basis. While the Committee does not target a particular position relative to its peer group in determining the salary, annual cash incentive and long-term incentive levels for each NEO, the Committee does consider the range of salary, annual cash incentive and long-term incentive levels that the peer group provides to similarly situated executives and intends that the levels provided to each NEO fall within that range. The salary, annual cash incentive and long-term incentive levels for fiscal 2016 generally fell within this range and are generally intended to be within the 35th to 65th percentile of the range.

Elements of Compensation

The following table summarizes the key elements of our fiscal 2016 executive compensation program:

Compensation Category		Description of Compensation	Rationale	Influencing Factors
Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate.	Provides base amount of market competitive pay.	Experience, market data, individual role and responsibilities, and individual performance.

Annual Cash Incentive Awards		Variable cash compensation based on performance against annual goals of revenue, annual subscription value and net working capital.	Motivates and rewards achievement of key financial results for the fiscal year.	Annual target bonus opportunity determined annually based on market data and individual role and responsibilities; payout based on Company performance.

Long-Term Equity Incentives Awards	Restricted Stock Units (“RSUs”)	Variable compensation with payout in shares with time-based vesting; award vests over four years.	Directly aligns interests of Executive Management with long-term stockholder value creation and promotes retention.	Target value of all long-term incentive awards from our 2012 Plan is based on individual role and responsibilities and market data; payout based on Company’s common stock price at time of settlement (for RSUs and PSUs) or exercise (for stock options).
	Stock Options	Variable compensation based on increase in stock price from date of grant, subject to exercise for right of ownership; award vests over four years.	Directly aligns interests of Executive Management with long-term stockholder value creation and provides upside potential over a ten year option term; also promotes retention.
	Performance-Based Stock Units (“PSUs”)	Variable compensation with payout in shares based on multi-year financial metrics or milestones attained generally during a two to three-year performance period.	Directly aligns interests of Executive Management with long-term stockholder value creation by linking potential payouts to multi-year financial metrics or milestones; also promotes retention.

EXECUTIVE COMPENSATION DISCUSSION

Base Salary

Base salary is intended to compensate Executive Management for services rendered during the fiscal year and to provide sufficient fixed cash income for retention and recruitment purposes. Executive Management base salary levels are reviewed on an annual basis by the Committee. In addition to competitive data from the peer group, the Committee also incorporates its perspective and the market knowledge of its compensation consultant related to Executive Management positions in assessing base salary levels. Further, the Committee takes into consideration individual performance of each of the Executive Management and, with respect to Executive Management other than the Chief Executive Officer, input from the Chief Executive Officer.

Short-Term (Annual Cash) Incentive Program

Annual cash incentives are intended to motivate and reward Executive Management for achieving financial and strategy execution goals over a one-year period. The Committee has the latitude to determine annual cash incentive amounts based upon a number of factors including corporate financial goals, strategy execution objectives, competitive data and individual performance. While the Committee primarily bases annual cash incentive awards on performance against these objectives for the year, it retains discretion in determining actual bonus payouts. Annual cash incentives are typically paid in cash, but the Committee has discretion to pay a portion of the annual cash incentive in equity or other long-term incentives, or not at all.

For fiscal year 2016, the Committee, for the reasons set forth below, selected the following financial performance metrics as the general set of metrics upon which to base the annual cash incentives:

•	Revenue—Revenue as reported in the Company’s Annual Report on Form 10-K filed on March 10, 2017. The Committee believes that Revenue is one of the most recognizable and objective measures of corporate growth and performance.

•	Annual Subscription Value (“ASV”)—Annual Subscription Value is the one-year value of subscription agreements signed by the Company during the fiscal year. The Committee believes that ASV is one of the most important performance metrics associated with growth in the Software-as-a-Service industry.

•	Net Working Capital (“NWC”)—Net Working Capital is generally defined as (cash plus accounts receivable) less (accounts payable plus accrued liabilities plus bank indebtedness). The Committee believes that NWS is an important metric in measuring corporate liquidity and efficient cash management.

For fiscal 2016, the three performance metrics, for most of the Executive Management, were weighted equally (one-third each) with the exceptions of Mr. Al Cooke and two other Executive Management individuals who had a sales component to their targets. Executive Management must achieve the Revenue, ASV and NWC goals at 95%, 82% and 85%, respectively, for a payout in relation to such goal to be available, with the 95% of revenue goal the hurdle to payment of any incentive compensation. Payouts for the attainment of goals for Revenue, ASV and NWC are capped at 120%, 125% and 125%, respectively, with maximum award payouts of 140%, 200% and 200%, respectively. In order to be entitled to any payment under the 2016 short-term incentive program, the executive must be an employee of the Company on the date of payment, except to the extent otherwise provided by the Company. If the executive’s employment with the Company is terminated for any reason prior to the payment date, the executive will not be eligible for a cash bonus for the applicable performance period, and the executive will forfeit all rights to such payment except to the extent otherwise provided by the Company. For 2016, the short-term incentive program target as a percentage of base salary for James Preuninger, Thomas Conway and Nathan Pieri were 100%, 50% and 50%, respectively. Mr. Cooke had a separate 2016 short-term incentive program based on sales commissions. In accordance with the 2012 Plan, the Committee has determined to settle the above short-term incentive grants in cash. For Messrs. Preuninger, Pieri, Conway and Cooke, the Committee awarded short-term annual cash incentive amounts as follows: Mr. Preuninger – $271,896; Mr. Pieri—$104,827; Mr. Conway—$103,517; and Mr. Cooke—$245,983.

Long-Term Equity Incentive Program

Long-term incentives are intended to align Executive Management’s interests with those of stockholders and encourage the achievement of the long-term goals of the Company. Long-term incentives are also designed to motivate and help retain top talent. To accomplish these objectives the Committee has discretion to make grants of options, time-based restricted stock, performance-based awards, as well as other types of grants authorized by our 2012 Plan.

The Committee determines long-term incentive award amounts based upon a number of factors including competitive data, total overall compensation provided to Executive Management, Company performance during the fiscal year preceding the year of grant and historic grants. The various factors are not given specific weights and the Committee retains discretion to consider items as it deems appropriate.

For fiscal year 2016, there were 456,945 RSUs and 248,725 stock options awarded to employees, each having a fair value at grant date of $3.74 per share of common stock that will vest and become exercisable based on the passage of time according to the following vesting schedule: 25% of the award will vest on the one-year anniversary of the date of grant, and 6.25% at the end of each three-month period thereafter. In addition, in the event the grantee’s service with us is terminated without cause or by the grantee for good reason within one year following a change of control, 100% of the remaining unvested stock options and RSUs become vested and exercisable in accordance with the terms of the 2012 Plan. Pursuant to such grants, Thomas Conway received an award of 77,487 RSUs, Albert C. Cooke III received an award of 66,909 RSUs and Nathan Pieri received an award of 78,717 RSUs. Regarding Mr. Preuninger’s 2016 long-term equity incentive award, the Committee and Mr. Preuninger discussed postponing any would-be award in order to maximize the awards to other employees due to the limited number of equity shares remaining in the Company’s 2012 Plan. No grants have yet been made for fiscal 2017.

EXECUTIVE COMPENSATION DISCUSSION

Other Compensation Agreements and Policies

Employment Agreement with James W. Preuninger

In March 2014, in connection with the completion of our initial public offering, we entered into an employment agreement with James Preuninger, our Chief Executive Officer. The employment agreement had a two-year term expiring March 3, 2016. The agreement provided for a base salary of $350,000. On August 5, 2014, after conducting a comprehensive review of compensation for our executive officers with our independent compensation consultant, the Committee approved an increase in Mr. Preuninger’s annual base salary to $415,000.

Under the employment agreement, Mr. Preuninger was eligible to receive an annual cash bonus with a target amount equal to no less than 100% of his base salary. The actual annual bonus amount depended on the achievement of performance goals set for that year, as determined by the Compensation Committee. In addition, Mr. Preuninger was eligible to receive an executive equity award based on his performance across a wide range of criteria, with a target number of shares of our common stock that would cause such annual grant of equity awards to have a fair value as of the date of grant of such equity award equal to 100% of his base salary in effect on the date of grant of the equity award.

Pursuant to the employment agreement, if we terminated Mr. Preuninger’s employment without cause or he resigned for good reason, he would be entitled to the following, (i) his accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his termination date, (ii) if his date of termination occurred during the Post-Change of Control Period (as defined in the agreement), 100% of his outstanding equity awards would become fully vested and exercisable, (iii) a lump-sum cash payment, payable within five days after such termination becomes final, in an amount equal to two years of his base salary then in effect, and (iv) coverage of COBRA premiums, if any, paid by Mr. Preuninger for continuation of coverage for him and his spouse and dependents under the Company’s group health, dental and vision plans for the lesser of two years or the maximum permissible COBRA continuation period. The employment agreement contained a covenant not to compete during the employment term and for one year thereafter.

On May 5, 2016, the Company, after a comprehensive review, entered into an amended employment agreement with Mr. Preuninger, which replaced his prior employment agreement dated March 3, 2014, which expired on March 3, 2016. The May 5, 2016 employment agreement is identical to the March 3, 2014 employment agreement in all material respects, with certain exceptions. The May 5, 2016 employment agreement includes, (i) a term of employment through December 31, 2018 with successive two-year extensions unless either party provides written notice of non-renewal at least six (6) months before the end of the then-current term of employment, (ii) a base salary adjustment to reflect a prior 2014 increase, (iii) specified compensation owed Mr. Preuninger for termination (by Mr. Preuninger for good reason or by Company without cause) or upon non-renewal by Company, (iv) provisions for claw-back and recoupment, and (v) modification of the Confidential Information, Assignment of Rights, Non-Solicitation and Non-Competition Agreement between the Company and Mr. Preuninger to increase the time window for non-solicitation and non-competition, upon any expiration or termination, from twelve (12) months to twenty-four (24) months.

Management Severance Policy

Our Board of Directors has adopted a Management Severance Policy. The policy is intended to provide eligible Executive Management of the Company and its wholly-owned subsidiaries with severance pay and other benefits upon a participant’s involuntary termination of employment. We believe that reasonable severance benefits for our Executive Management are important because it may be difficult for them to find comparable employment within a short period of time following termination of employment. We also believe that it is important to protect our Executive Management in the event of a change of control transaction involving our Company, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interests of our stockholders.

The Severance Policy provides for severance pay and benefits upon (a) involuntary termination of employment (i.e., termination by the Company without “Cause” or the by employee for “Good Reason” (as defined in the Policy)), and (b) the participant’s execution of a binding release of claims against the Company. Severance and termination benefits provided to participants covered under the Severance Policy include 130% of annual base salary payable semi-monthly over a 12 month period commencing at termination of employment; plus 12 months of COBRA coverage at our expense, subject to a claw-back provision whereby repayment of all severance pay and benefits (net of taxes) is required if the participant violates any confidential information, non-solicitation or non-competition agreement with us. Our Chief Executive Officer is not eligible to participate in the policy while his employment agreement is in effect. The Board of Directors or Compensation Committee may amend or terminate the Severance Policy, but any amendment or termination that results in a reduction in the amount of severance pay or severance benefits will not be effective until one year after the Board of Directors or Compensation Committee approves the amendment or termination. In November 2015, the Compensation Committee amended the Severance Policy so that a new participant will not be eligible for such benefits until one year from the initial hire date and the benefit shall be 100%, instead of 130%, of annual base salary.

An eligible participant will not be eligible to receive any benefits under the Severance Policy if the participant is party to a change in control agreement and has a termination of employment following a change in control of our Company, provided that in those circumstances, the terms and conditions for payment of any severance pay or benefits shall be determined in accordance with the terms of such change in control agreement.

EXECUTIVE COMPENSATION DISCUSSION

Change in Control Agreements

We have entered into separate change in control agreements with each of our Executive Management other than Mr. James Preuninger. Each agreement provides that if within 12 months following a “Change in Control” (as defined below) (i) the executive terminates his or her employment with us for “Good Reason” (as defined below) or (ii) we terminate the executive’s employment without “Cause” (as defined below), the executive is entitled to receive the following severance benefits from us:

•	a single lump sum severance payment in an amount equal to 12 months’ salary, payable no later than 60 days following termination;

•	subject to the terms of equity award grant agreements, immediate vesting of 100% of the executive’s then outstanding and unvested equity awards as of the date of their termination of employment; and

•	payment by us of the premiums for the executive’s group health continuation coverage for the 12-month period following the executive’s termination of employment or until the date that the executive’s COBRA continuation coverage expires.

Receipt of the severance benefits is subject to execution by the executive of release of claims in a form reasonably acceptable to us. In the event that the severance and other benefits provided for in the agreements constitute “parachute payments,” subject to excise tax, then the executive’s severance benefits may be adjusted so as to result in receipt by the executive on an after-tax basis of the greatest amount of severance benefits. As defined in the agreements:

•	“Cause” means (i) the executive’s willful and continued failure to perform his or her duties and responsibilities after receipt of written demand for performance from us describing the basis for our belief that the executive has not substantially performed his or her duties and providing a reasonable period (not to exceed between 15 and 30 days) to take corrective action, (ii) any material act of personal dishonesty taken by the executive in connection with his responsibilities as an employee with the intention that such action may result in the substantial personal enrichment of the executive, (iii) the executive’s conviction of, or plea of nolo contendere to, a felony that our Chief Executive Officer reasonably believes has had or will have a material detrimental effect on our reputation or business, or (iv) a material breach of any agreement by and between the executive and us, which material breach has not been cured within 15 to 30 days of written notice from us.

•	a “Change in Control” occurs on the date that any one person or group acquires (i) assets from us that have a total gross fair market value equal or greater than 80 percent of our Company, or (ii) ownership of our stock that constitutes more than 50 percent of the total fair market value or total voting power of our stock. A Change in Control shall not include any transaction effected primarily for the purpose of financing us with cash or the initial public offering of our common stock or for reincorporation purposes.

•	“Good Reason” means the occurrence of any of the following, without the executive’s express written consent: (i) a material reduction of the executive’s authority, duties or responsibilities; (ii) a material reduction in the executive’s base and/or variable compensation; (iii) a material change in the geographic location at which the executive must perform his or her services greater than 50 miles; (iv) our failure to obtain the assumption of the agreements by any of our successors; or (v) any material breach or violation of a material provision of the agreements by us.

Stock Ownership Guidelines

The Company’s Stock Ownership Guidelines provide that all non-employee directors are required to own two (2x) times their annual total compensation (including cash and equity) in Company common stock and the Chief Executive Officer is required to own five (5x) times his/her annual base salary in Company common stock. Stock ownership includes direct stock ownership but does not include unvested stock awards. Pursuant to the Stock Ownership Guidelines, the stock ownership level will be calculated annually on the day of the Company’s annual meeting of stockholders based on the prior thirty-day average closing stock price as reported by the NYSE. As of March 10, 2017, our Chief Executive Officer and all of our non-employee directors are in compliance with the Stock Ownership Guidelines.

Compensation Recoupment Policy

The Company has adopted a Compensation Recoupment Policy applicable to all or part of any bonus or other compensation paid, or equity awards granted, to an executive officer that was based upon the achievement of financial results that were subsequently restated. Pursuant to the policy, in the event that the Board determines there has been an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Board will review all applicable incentive payments and if such payments would have been lower had they been calculated based on such restated results, the Board may, to the extent permitted by governing law, seek to recoup for the benefit of the Company such payments to and/or equity awards held by NEOs or other designated Executive Management who are found personally responsible for the material restatement, as determined by the Board.

Policy Prohibiting Hedging and Speculative Trading

The Company has adopted a policy related to hedging that prohibits officers, directors and employees from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock; (ii) engaging in short sales related to the Company’s common stock; or (iii) entering into any other transaction in which they profit if the value of the Company’s common stock falls.

EXECUTIVE COMPENSATION DISCUSSION

Retirement and Savings Plan - 401(k)

We maintain a defined contribution employee savings plan, or 401(k) Plan, for our employees. All of our employees in the United States (other than residents of Puerto Rico) are eligible to participate in the 401(k) Plan as of the first day of the month following the later of the employee’s employment commencement date or the date the employee attains age 21. Participants are able to defer up to 90% of their eligible compensation subject to applicable annual Code limits. Participant contributions may be made on a pre-tax basis (401(k) contributions) or on an after-tax basis (Roth 401(k) contributions). The 401(k) Plan permits us to make profit sharing contributions and/or matching contributions to eligible participants, although such contributions are not required. We have not made any profit sharing contributions or matching contributions during the years ended December 31, 2016 or 2015. Participants’ pre-tax 401(k) contributions and Roth 401(k) contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Contributions that we make, if any, are subject to vesting in 20% annual increments starting after the participant has completed two years of service; employees are immediately and fully vested in their own pre-tax 401(k) contributions and after-tax Roth 401(k) contributions. The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan and all contributions are deductible by us when made.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the tax deduction of public companies for compensation in excess of $1.0 million paid to their chief executive officer and the three most highly compensated executive officers (other than the chief financial officer) at the end of any fiscal year unless the compensation qualifies as “performance-based compensation.” Compensation paid to our executive officers is not subject to the limitations on deductions imposed by Section 162(m). Our Compensation Committee’s policy with respect to Section 162(m) is to make a reasonable effort to cause compensation to be deductible by us while simultaneously providing our executives with appropriate rewards for their performance. However, our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section  162(m) if it determines that such action is appropriate and in our best interests.

Executive Compensation Tables

Summary Compensation Table

The following table and notes set forth information for the fiscal years ended December 31, 2016, 2015 and 2014, concerning the compensation awarded to, earned by or paid to: (i) our principal executive officer during the fiscal year ended December 31, 2016, and (ii) the three most highly compensated executive officers, other than the principal executive officer, who received compensation in excess of $100,000 during the fiscal year ended December 31, 2016 and were serving as executive officers on December 31, 2016 (collectively, the “named executive officers”). Under the SEC’s rules, non-equity awards are reported in the performance year in which they are earned, while equity-based awards are reported in the year in which they are granted.

Name and Principal Position	Fiscal Year		Salary ($)	Stock Awards[1] ($)		Option Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)
James Preuninger,	2016		415,000	—	[5]	—	271,896	4,700	691,596
Chief Executive Officer	2015		415,000	754,470		688,162	—	4,700	1,862,332
	2014		382,500	—		1,892,196	420,081	481,259	3,176,036
Thomas Conway,	2016		315,000	289,801		—	103,517	3,593	711,911
Chief Financial Officer	2015		315,000	286,339		261,170	39,500	3,593	905,602
	2014		285,000	—		1,207,465	148,460	3,593	1,644,518
Albert C. Cooke III,	2016		272,000	250,240		—	245,982	10,548	778,770
Vice President, Global Sales	2015		272,000	247,248		225,518	157,635	10,548	912,949
	2014		248,500	—		1,042,633	203,828	10,548	1,505,509
Nathan Pieri,	2016		320,000	294,402		—	104,827	4,113	723,342
Chief Product Officer	2015		320,000	290,880		265,315	40,000	4,113	920,328
*partial year as of July 16, 2014	2014	*	146,667	—		1,863,000	75,586	834	2,086,087

(1)

These amounts represent (i) the aggregate grant date fair value ($3.74 per share) of Restricted Stock Unit awards (RSUs) made during the fiscal year ended December 31, 2016, and (ii) the aggregate grant date fair value ($8.08 per share) of Performance Stock Unit awards (PSUs) made during the fiscal year ended December 31, 2015. Achievement of the 2015 PSU award will be determined on the basis of a target amount of revenue of the Company for the fiscal year ending December 31, 2017, by reference to a stated revenue target that reflects a compound annual revenue growth rate for the three-year period ending on such date. The grantees will earn the performance shares only if the Company’s threshold performance level for revenue is fulfilled in 2017. If the Company achieves the threshold performance level, then grantees will earn performance shares on a performance matrix that provides that 50% of the awarded performance shares are earned for threshold performance, 100% of the awarded performance shares are earned for target

EXECUTIVE COMPENSATION DISCUSSION

performance and 120% of performance shares are earned for performance at or above the maximum level based on the actual performance of the Company against the performance goals. If performance falls between the specified percentage ranges set forth in the performance matrix, the Compensation Committee will determine the award percentage earned by linear interpolation and rounded down to the nearest whole share. If earned, grants of performance shares will cliff-vest in 2018, following the filing of our Annual Report on Form 10-K for the year ending December 31, 2017, subject to the grantee being an employee of the Company on the date the Compensation Committee approves the issuance of the award.
(2)	These amounts represent the aggregate grant date fair value of stock option awards made during each fiscal year, calculated in accordance with ASC 718. The vesting terms for the listed options are as follows: 25% at the first year anniversary of the grant date and 6.25% at the end of each quarter thereafter. In addition, in the event the grantee is terminated by us without cause or by the grantee for good reason within one year following a “change of control,” 100% of the remaining unvested option shares become vested and exercisable in accordance with the terms of the 2012 Plan. Our Compensation Committee determines whether to grant option awards and in what quantity to grant them. The Committee considers a variety of factors in making this determination, including an executive officer’s recent and legacy contribution to our growth, future corporate goals and average compensation levels of officers of similar rank at peer firms.
(3)	These amounts represent non-discretionary bonus payments relating to the stated fiscal year, and in the case of Mr. Cooke, also his sales commission plan. These amounts were earned based on the recipient’s formulaic performance against specified criteria. For Messers. Preuninger, Conway and Pieri, the 2016 criteria included revenue, annual subscription value and net working capital. Mr. Cooke received incentive compensation based on specified bonus metrics for items such as annual subscription value, transaction fees, professional services rendered and subscription renewals.
(4)	These amounts include loan forgiveness, premiums we paid for life insurance, long-term disability and accidental death and dismemberment insurance on these individuals. In addition, Mr. Cooke receives a car allowance.
(5)	Regarding Mr. Preuninger’s 2016 long-term equity incentive award, the Committee and Mr. Preuninger discussed postponing any would-be award in order to maximize the awards to other employees due to the limited number of equity shares remaining in the Company’s 2012 Plan.

Outstanding Equity Award Table (at Fiscal Year End)

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2016:

		OPTION AWARDS[1]				STOCK AWARDS[2]
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
James W. Preuninger,	6/25/2013	116,900	16,700	6.14	6/25/2018
Chief Executive Officer	8/5/2014	184,464	143,473	13.00	8/5/2024
	2/19/2015	90,781	116,719	8.08	2/19/2025	93,375	475,279
Thomas Conway,	1/31/2008	21,740		2.31	1/31/2018
Chief Financial Officer	2/11/2010	33,400		2.31	2/11/2020
	9/30/2011	26,720		2.31	9/30/2021
	6/25/2013	32,147	4,593	5.57	6/25/2023
	8/5/2014	117,712	91,554	13.00	8/5/2024
	2/19/2015	34,453	39,375	8.08	2/19/2025	35,438	321,777
	2/10/2016	—	—	—	—	77,487	703,582
Albert C. Cooke III,	2/11/2010	33,400		2.31	2/11/2020
Vice President, Global Sales	9/30/2011	26,720		2.31	9/30/2021
	6/25/2013	20,457	2,923	5.57	6/25/2023
	8/5/2014	101,643	79,056	13.00	8/5/2024
	2/19/2015	29,750	38,250	8.08	2/19/2025	30,600	277,848
	2/10/2016	—	—	—	—	66,909	607,534
Nathan Pieri,	7/16/2014	151,875	118,125	15.36	7/16/2024
Chief Product Officer	2/19/2015	35,000	45,000	8.08	2/19/2025	36,000	326,880
	2/10/2016	—	—	—	—	78,717	714,750

(1)	The listed stock options vest over four years as follows: 25% at the first year anniversary of the grant date and 6.25% at the end of each quarter thereafter. Messrs. Preuninger, Conway and Cooke all exercised stock options in 2016 that were soon to expire.
(2)	The listed stock awards that were granted on 2/19/2015 are for Performance Stock Units (PSUs) valued at December 31, 2016. Achievement of the 2016 performance share award will be determined on the basis of a target amount of revenue of the Company for the fiscal year ending December 31, 2017, by reference to a stated revenue target that reflects a compound annual revenue growth rate for the three-year period ending on such date. None of the PSUs for Messrs. Preuninger, Conway, Cooke or Pieri vested in 2015 or 2016 and all remain “Not Vested.” The listed stock awards that were granted on 2/10/2016 are for Restricted Stock Units (RSUs) valued at December 31, 2016. Regarding Mr. Preuninger’s 2016 stock award, the Committee and Mr. Preuninger discussed postponing any would-be award in order to maximize the awards to other employees due to the limited number of equity shares remaining in the Company’s 2012 Plan.

EXECUTIVE COMPENSATION DISCUSSION

Director Compensation Discussion

Our Board has adopted a compensation policy for our non-employee directors and applies much of the philosophy set forth in the Executive Compensation Discussion to non-employee director compensation. Each non-employee director receives an annual cash retainer of $60,000. The Chair of the Board of Directors receives a supplemental annual cash retainer in an amount $25,000. Effective for fiscal 2017, each non-employee director that serves in a chairperson role of a committee will receive a supplemental annual cash retainer in an amount equal to the corresponding role: (i) Chair of the Audit Committee—$15,000; (ii) Chair of the Compensation Committee—$15,000; and (iii) Chair of the Nominating and Corporate Governance Committee—$7,500. The annual and supplemental cash retainers are payable in monthly installments on the first business day of each calendar month if the director remains in continuous service through such date. In addition, each year on the same date that the Board authorizes and approves the award of annual equity grants to employees, each non-employee director receives an annual award of restricted stock units for the number of shares of our common stock that have a market value of $90,000 based on the closing price of the common stock on the last business day preceding the grant date. Our Chairman of the Board receives an additional annual restricted stock unit grant for the number of shares based on his increased annual cash retainer. In February 2016, our Board collectively received a total of 178,468 RSUs as their annual award, as follows: Ms. Craven and Messrs. Caldwell, Harvey, Ho, Howard and Malone each received 24,064 RSUs and Mr. Williams received 34,084 RSUs. James Preuninger, our Chief Executive Officer, receives no separate compensation for his services as a director. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

The annual RSU grants vest on the earliest of (i) the first anniversary of the date of grant, (ii) the date of the non-employee director’s death, or (iii) upon a “Change of Control” (as defined in the award agreements), provided that the director remains in continuous service until the vesting date. The shares underlying vested restricted stock units will be issued to the non-employee directors in settlement of the award on the earlier of Separation from Service (as defined in the 2012 Plan) or upon consummation of a Change of Control. If a non-employee director’s RSUs are not vested on or before the director’s Separation from Service, the director’s non-vested restricted stock units will be immediately forfeited without consideration.

To insure an appropriate level and mix of non-employee director compensation, in conjunction with Pearl Meyer, the Committee reviews total compensation against the peer group. While the Committee does not target specifically its peer group in determining the compensation level and mix, the Committee does consider the range of annual cash retainer and long-term incentive levels that the peer group provides to their non-employee directors and generally intends to fall within the 35th to 65th percentile of the range.

The compensation program for our non-employee directors is intended to be competitive and fair so that we can attract the best talent to our Board of Directors and recognize the time and effort required of a director given the size and complexity of our operations. We believe the equity grants help to align the directors’ interests with all of our stockholders’ interests and to motivate our directors to focus on our long-term growth and success. To further this notion, we have adopted Stock Ownership Guidelines so that non-employee directors achieve and maintain a minimum ownership position of our common stock having a value that is at least equal to two (2x) times their total annual compensation.

Director Compensation Table

The following table provides information concerning the compensation earned by each person, other than James Preuninger, who each served as a member of our Board of Directors during the year ended December 31, 2016. See “Executive Compensation” for a discussion of the compensation received by James Preuninger.

Director	Fees earned or paid in cash ($)[1]	Stock Awards ($)[2]	Option Awards ($)[3]	Total ($)
Donald R. Caldwell[4]	30,000	90,000	—	120,000
Pamela F. Craven	30,000	90,000	—	120,000
Kenneth Harvey	30,000	90,000	—	120,000
Cho Ying Davy Ho4	30,000	90,000	—	120,000
Rudy Howard	30,000	90,000	—	120,000
John Malone	30,000	90,000	—	120,000
Barry Williams	42,500	127,470	—	169,970

(1)	Represents amount earned or paid during fiscal year 2016. The non-employee directors approved a resolution reducing their $60,000 annual cash retainer for fiscal 2016 by 50%. For fiscal 2017, the non-employee directors will again receive 100%.
(2)	These awards consist of restricted stock unit (RSU) grants that vest in their entirety on the first anniversary of the grant date but are not settled until a director’s separation of service. These amounts reflect the fair value of the RSU award, based on the value of our common stock at the close of market on the date immediately preceding the date of grant. As of December 31, 2016, the following non-employee members of our Board of Directors held the following number of vested RSUs, Ms. Craven and Messrs. Caldwell, Harvey, Ho, Howard and Malone each held 49,174 RSUs and Mr. Williams held 64,104 RSUs.

DIRECTOR COMPENSATION DISCUSSION

(3)	There were no stock option awards to the individuals listed in the table during fiscal year 2016. As of December 31, 2016, the only non-employee directors holding options to purchase shares of our common stock was Mr. Howard who holds 80,160 options.
(4)	Mr. Caldwell resigned from the Board effective December 31, 2016 and Mr. Ho resigned from the Board effective February 28, 2017.

Ownership of Equity Securities of the Company

Security Ownership of Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 10, 2017 by (i) each current director and nominee, (ii) our executive officers named in the Summary Compensation Table, and (iii) all of our current directors and executive officers as a group. There were 27,033,777 shares of our common stock outstanding as of March 10, 2017.

Unless otherwise indicated, the address of each person named in the table below is Amber Road, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073, and each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned. The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. We are not aware of any arrangements that could at a subsequent date result in a change in control. The table does not include performance share units (PSUs) that were awarded during 2015, which generally vest only upon the achievement of performance criteria.

Named Executive Officers and Directors:	# Shares Beneficially Owned[1]	Percent of Total
Thomas Conway [2]	266,172	*
Pamela Craven [3]	57,174	*
Albert C. Cooke III [4]	219,970	*
Kenneth Harvey [5]	223,420	*
Rudy Howard [6]	129,334	*
John Malone [7]	57,174	*
Nathan Pieri [8]	204,443	*
James Preuninger [9]	2,333,055	8.6
Barry Williams [10]	64,104	*

All directors and executive officers as a group (9 persons)	3,554,846	13.1

*	Less than 1%
(1)	Includes shares which the individuals shown have the right to acquire (a) upon vesting of restricted stock units (RSUs) where the shares could be issuable as of March 10, 2017 or within 60 days thereafter, and (b) upon exercise of stock options that are vested as of March 10, 2017 or within 60 days thereafter. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(2)	Mr. Conway is our Chief Financial Officer. Includes stock options to purchase 266,172 shares of common stock that have vested or will vest within 60 days of the date of this table.
(3)	Ms. Craven is one of our directors. Includes 8,000 shares of common stock and 49,174 vested RSUs for which receipt could be settled within 60 days of the date of this table.
(4)	Mr. Cooke is our Vice President, Global Sales. Includes 8,000 shares of common stock and options to purchase 211,970 shares of common stock that have vested or will vest within 60 days of the date of this table.
(5)	Mr. Harvey is one of our directors. Includes 73,736 shares of common stock held directly, 100,510 shares of common stock held by the Kenneth M. Harvey 2016 GRAT, and 49,174 vested RSUs for which receipt could be settled within 60 days of the date of this table.
(6)	Mr. Howard is one of our directors. Includes stock options to purchase 80,160 shares of common stock that have vested or will vest within 60 days of the date of this table and 49,174 vested RSUs for which receipt could be settled within 60 days of the date of this table.
(7)	Mr. Malone is one of our directors. Includes 8,000 shares of common stock and 49,174 vested RSUs for which receipt could be settled within 60 days of the date of this table.
(8)	Mr. Pieri is our Chief Product Officer. Includes 17,568 shares of common stock and stock options to purchase 186,875 shares of common stock that have vested or will vest within 60 days of the date of this table.
(9)	Mr. James Preuninger is our Chief Executive Officer and a director. Consists of 1,899,095 shares of common stock (inclusive of 249,545 shares of common stock held of record by The James Preuninger 2013 Five Year GRAT) and stock options to purchase 433,960 shares of common stock that have vested or will vest within 60 days of the date of this table.
(10)	Mr. Williams is one of our directors. Includes 64,104 vested RSUs for which receipt could be settled within 60 days of the date of this table.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Security Ownership of Certain Beneficial Owners

The following table shows the number of shares of our common stock owned by each person or entity known to the Company to be the beneficial owners of more than 5% of our common stock as of March 10, 2017, based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13D and 13G and Form 4 through March 10, 2017. There were 27,033,777 shares of our common stock outstanding as of March 10, 2017.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned
	Number of Shares	Percent of Total[1]
Donald R. Caldwell, et al. [2] 150 Radnor Chester Road, #A225, Radnor, PA 19087	3,628,898	13.5%
Neil Gagnon and Gagnon Securities LLC [3] 1370 Avenue of the Americas, Suite 2400, New York, NY 10019	2,287,832	8.5%
G2 Investment Partners Management LLC, et al. [4] One Rockefeller Plaza, 23rd Floor, New York, NY 10020	1,262,297	4.7%

Total	7,179,027	26.7%

(1)	The “Percent of Total” reported in this column has been calculated based upon the numbers of shares of common stock outstanding as of March 10, 2017 and may differ from the “Percent of Class” reported in statements of beneficial ownership filed with the SEC.
(2)	Mr. Caldwell was one of our directors until December 31, 2016. His holdings include; 25,110 shares of common stock that he owns directly; 1,992,898 shares of common stock held by The Co-Investment 2000 Fund, L.P.; and 1,610,880 shares of common stock held by The Co-Investment Fund II, L.P. Cross Atlantic Capital Partners, Inc. is the investment manager for The Co-Investment 2000 Fund, L.P. and The Co-Investment Fund II, L.P. and has voting and investment power over the securities held in these funds. The sole shareholder of Cross Atlantic Capital Partners, Inc. is The Donald R. Caldwell (2009) Irrevocable Trust, of which Timothy Speiss serves as trustee. Mr. Caldwell also serves as the chairman and chief executive officer of Cross Atlantic Capital Partners, Inc. The information above is pursuant to a Schedule 13G/A filed with the SEC on February 17, 2017.
(3)	The amounts shown were provided by Neil Gagnon and Gagnon Securities LLC pursuant to a Schedule 13G/A filed with the SEC on February 14, 2017.
(4)	The amounts shown were provided by G2 Investment Partners Management LLC; G2 Investment Partners GP LLC; and G2 Investment Partners QP LP pursuant to a Schedule 13G/A filed with the SEC on February 14, 2017.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Proposal 2 -

Approval of the Amendment and Restatement of the 2012 Omnibus Incentive Compensation Plan

On October 24, 2012, our Board of Directors adopted the Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan (“2012 Plan”), it was approved by stockholders in October 2013, was amended in January 2014 prior to our March 2014 initial public offering, and authorized an aggregate of 5,146,696 shares of common stock. As of March 10, 2017, 266,974 shares of common stock remained available under the 2012 Plan for the grant of stock-based incentives. The Company believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders. Without an increase in the number of shares available under the 2012 Plan, the Company will be constrained in its ability to use equity as a component of its compensation philosophy, a result that would put the Company at a considerable competitive disadvantage to its direct and indirect competitors for high level professional employees.

2012 Omnibus Incentive Compensation Plan

October ’13 - stockholder approval of 2012 Plan

January ’14 - aggregate authorization of 5,146,696 shares

March ‘17 - remaining authorization of 266,974 shares

May ’17 - request increase in authorization of 4,500,000 shares

Increase sufficient to fund equity grants for approx. four years

In order to continue to provide qualified employees, officers and non-employee directors with stock-based incentives, on March 10, 2017, the Board of Directors unanimously adopted, subject to stockholder approval, the second amendment and restatement of the 2012 Omnibus Incentive Compensation Plan (“Amended 2012 Plan”) to, among other things, make available 4,500,000 additional shares of the Company’s common stock for stock-based awards, and seek approval for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), of certain performance goals in the Amended 2012 Plan that may apply to awards thereunder. The Amended 2012 Plan will become effective for grants made on or after March 10, 2017 (the “Effective Date”) if the Amended 2012 Plan is approved by the Company’s stockholders at this Annual Meeting.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Summary of and Reasoning for the Amendment

The Board unanimously recommends that the Company’s stockholders approve the Amended 2012 Plan. The effective result of approval would allow the Company an aggregate of 4,766,974 shares of common stock to be used for delivery in the settlement of future equity-based awards. The Company’s ability to grant an appropriate number of equity-based awards continues to be crucial in allowing the Company to effectively compete for key employee talent against other global trade management focused companies and generally against other SaaS providers. It is in the long-term interest of the Company and its stockholders to strengthen the ability to attract, motivate and retain employees, officers and directors, and to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company’s stockholders.

If the Amended 2012 Plan is not approved, the number of shares currently available under the 2012 Plan will not be sufficient to cover projected awards for this year. Thus, if the Amended 2012 Plan is not approved, we may not be able to provide persons eligible for awards with compensation packages that are necessary to attract, retain and motivate these individuals. The Board currently intends that the additional 4,500,000 shares under the Amended 2012 Plan will be sufficient to fund the Company’s equity compensation needs for approximately four years.

The amendments set forth in the Amended 2012 Plan are two-fold: (i) to align the interest of employees and directors with that of the stockholders through long-term equity incentives, and (ii) to insure that these long-term equity incentives are awarded in compliance with good governance practices. The primary amendments as referenced against the 2012 Plan are to:

•	Increase the number of shares of common stock that the Company may issue under the 2012 Plan by 4,500,000 shares. If approved, the total number of shares of common stock available for issuance under the Amended 2012 Plan (including shares that have previously been issued or are issuable pursuant to awards granted prior to March 10, 2017) will be 9,646,696, of which 4,766,974 will be available for future grant.

•	Identify the amount by which the Amended 2012 Plan shares will be reduced in connection with the grant of a full value award (an award other than an option or stock appreciation right which is settled by the issuance of shares of common stock) as being 1.67 shares for every 1 share issued in connection with such awards. The use of this “Fungible Ratio” is intended to take a conservative approach to valuing full value awards as compared with stock options and stock appreciation rights.

•	Extend the duration of the Amended 2012 Plan from October 23, 2022 until March 9, 2027.

•	Impose minimum vesting requirements of one year for all awards granted on or after March 10, 2017, with discretion for death and disability and a standard 5% carve-out. The Company’s historical practice is that time-based grants vest over four years, with no vesting in the first year and equal quarterly vesting during the second, third and fourth years from the grant date. Performance-based awards vest over a multi-year performance period.

•	Eliminate the category of ‘bonus shares’ that could vest immediately upon grant as an instrument that the Company could award.

•	Impose a conservative double-trigger change of control provision for the accelerated vesting of equity awards intended to ensure that a meaningful change in control has actually occurred before any change of control related acceleration of vesting is triggered. The Company has maintained the double-trigger provision in its executed change of control agreements, however, it will now also be a provision in the Amended 2012 Plan.

•	Set forth that upon a qualifying termination following a change of control, performance-based awards will be vested based on actual performance or pro-rata depending on the specific performance metric.

•	Provide that if the Committee authorizes dividends or dividend equivalents in connection with any award that has not vested (including during the performance period with respect to unearned performance-based awards), such dividends or dividend equivalents shall remain subject to the same vesting conditions that apply to the unvested awards to which such dividends or dividend equivalents relate.

•	Revise the annual calendar-year limitation on awards that may be granted to any one non-employee director under the Amended 2012 Plan from 400,000 shares, to awards for shares that have a fair market value of $400,000 at the time of grant.

•	Include other clarifying and ministerial changes.

To further support the two-fold reasoning set forth above, other provisions already contained in the 2012 Plan that will continue, include: (i) a provision that expressly prohibits repricing as well as the cancellation of stock options and stock appreciation rights in exchange for cash or another award or any other action that would be treated as a repricing, (ii) the cancellation of outstanding awards or, in some cases, “claw back” of awards previously realized by certain executive officers pursuant to the Company’s recoupment policy, (iii) a conservative recycling of shares for all grants, including both stock options and full-value shares, (iv) no dividends on options or stock appreciation rights, (v) no automatic replenishment of shares, and (vi) no provision for any tax gross-ups.

Approval of the 2012 Amended Plan will also constitute approval for purposes of Section 162(m) of the performance goals in the 2012 Amended Plan (described below), the attainment of which may be made a condition to the vesting of certain awards made under the 2012 Amended Plan.

Key Data

When approving the Amended 2012 Plan, the Board considered the burn rate with respect to the equity awards granted by the Company. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. The Company’s three-year average burn rate, as of the time the Board approved the Amended 2012 Plan, was 7.00%. As a comparative, Institutional Shareholder Services (ISS), a stockholder advisory firm, advocates for a burn rate of less than 8.71% for companies in the same GICS classification.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

The following table sets forth information regarding outstanding equity awards and shares available for future equity awards under the 2012 Plan as of December 31, 2016 (without giving effect to approval of the Amended 2012 Plan):

Total shares underlying outstanding stock options[1]	3,856,831
Weighted average exercise price of outstanding stock options	$9.99
Weighted average remaining contractual life of outstanding stock options	7.4 yrs
Total shares underlying outstanding unvested time-based restricted stock and restricted stock unit awards	599,996
Total shares underlying outstanding vested (but not issued) time-based restricted stock and restricted stock unit awards	169,624
Total shares underlying outstanding unearned performance-based restricted stock and restricted stock unit awards	280,247
Total remaining shares available for future grants under the 2012 Plan	266,974
Total shares of common stock outstanding as of December 31, 2016	26,926,268

(1)	Includes stock options to purchase an aggregate of 338,795 shares of common stock remaining under our 2002 Stock Option Plan which expired in 2012.

Compliance with Section 162(m) of the Code

The Board continues to believe that it is in the best interests of the Company and its stockholders to provide for an incentive plan under which stock-based and qualifying cash compensation awards made to the Company’s executive officers can qualify for deductibility by the Company for federal income tax purposes. Accordingly, the Amended 2012 Plan has been structured in a manner such that awards under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of Code. In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1 million paid in any one year to the Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Company’s Chief Financial Officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid must be disclosed to and approved by the Company’s stockholders. For purposes of Section 162(m), the material terms include (i) the employees who are eligible to receive compensation, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount of compensation that can be paid to an employee under the plan. With respect to the various types of awards under the Amended 2012 Plan, each of these aspects is discussed below, and stockholder approval of the Amended 2012 Plan will also constitute approval of each of these aspects of the Amended 2012 Plan for purposes of the approval requirements of Section 162(m). Although stockholder approval is one of the requirements for exemption under Section 162(m), even with stockholder approval there can be no guarantee that all compensation earned under the Amended 2012 Plan will be treated as exempt “performance-based” compensation under Section 162(m).

Plan Summary

The following summary of the material terms of the Amended 2012 Plan is qualified in its entirety by reference to the complete statement of the Amended 2012 Plan, which is set forth in Appendix A to this Proxy Statement. Stockholders are encouraged to read the text of the Amended 2012 Plan in its entirety.

The purpose of the Amended 2012 Plan is to stimulate the efforts of employees, officers, non-employee directors and consultants, in each case who are selected to be grantees, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Amended 2012 Plan covers the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our subsidiaries and affiliates.

Administration

The Compensation Committee administers the Amended 2012 Plan. The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers, officers who are subject to Section 16 of the Exchange Act and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Section 162(m). In addition, the full Board of Directors must serve as the committee with respect to any awards to our non-employee directors.

The stock delivered to settle awards made under the Amended 2012 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Amended 2012 Plan. If any shares subject to any award granted under the Amended 2012 Plan (other than a substitute award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Amended 2012 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Amended 2012 Plan and will not again be available for grant under the Amended 2012 Plan.

The Amended 2012 Plan imposes certain annual per-grantee award limits. Subject to changes in the Company’s capitalization, (i) the aggregate number of shares that may be granted pursuant to awards during any calendar year to any one grantee will not exceed 668,000, (ii) the maximum value of all awards to be settled in cash or property other than our common stock that may be granted to any grantee in a single calendar year may not exceed $1 million, and (iii) the aggregate dollar value of shares underlying awards granted during any calendar year to any one non-employee director will not exceed $400,000 in value (determined as of the date of grant). These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

The Committee may, in an award agreement or otherwise, provide for the deferred delivery of shares or cash upon settlement, vesting or other events with respect to stock appreciation rights or restricted stock units, to the extent that doing so would not result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.

Subject to stockholder approval of the Amended 2012 Plan, the maximum number of shares of common stock available for future awards granted under the Amended 2012 Plan will be 4,766,974; provided that (i) any shares issued under options or stock appreciation rights granted after March 10, 2017 will be counted against this limit on a one-for-one basis; and (ii) any shares issued as awards granted after March 10, 2017 other than options or stock appreciation rights will be counted against this limit as 1.67 shares for every 1 share subject to such award.

For purposes of the foregoing share limit, the aggregate number of shares issued under the Amended 2012 Plan at any time will equal only the number of shares actually issued upon exercise or settlement of an award. Notwithstanding the foregoing, shares subject to an award under the Amended 2012 Plan may not again be made available for issuance under the Amended 2012 Plan if such shares are: (1) shares that were subject to an exercised stock appreciation right (regardless of whether such stock appreciation right settles in cash or stock), (2) shares delivered to or withheld by the Company to pay the exercise price of an option, (3) shares delivered to or withheld by the Company to pay the withholding taxes related to an award, or (4) shares repurchased on the open market with the proceeds of an option exercise. Shares subject to awards that have been canceled, expired, forfeited or otherwise not issued under an award and awards (other than stock appreciation rights) that are settled in cash will not count as shares issued under the Amended 2012 Plan. Any shares that again become available for grant pursuant to the foregoing will be added back as one share if such shares were subject to any award granted prior to March 10, 2017 or subject to any award of options or stock appreciation rights granted under the Amended 2012 Plan on or after March 10, 2017, and each such share will be added back as 1.67 shares if such share was subject to an award granted on or after March 10, 2017 other than an option or stock appreciation right.

Types of Awards

The Amended 2012 Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options (ISOs);

•	stock appreciation rights (SARs);

•	restricted shares;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	other stock-based awards; and

•	cash incentive awards.

All grants made under the Amended 2012 Plan must have a minimum vesting requirement of one year, with Committee discretion only for death and disability and a standard 5% carve-out. Generally, awards under the Amended 2012 Plan are granted for no consideration other than prior and future services, although the Plan authorizes the Committee to condition a grant of restricted shares on the grantee’s purchase of such shares for a price that the Committee may impose. Awards granted under the Amended 2012 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Amended 2012 Plan or other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs. The Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or a SAR will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our common stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our common stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares. The Committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. For restricted share awards granted on or after March 10, 2017, if the award agreement allows the

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

grantee to receive dividends on restricted shares, such dividends must remain subject to the same vesting conditions that apply to the restricted shares to which the dividends relate. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares (and any unvested dividends issued with respect to such restricted shares) will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock. The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock; provided that dividend equivalents, if any, awarded with respect to any unvested awards granted on or after March 10, 2017, must remain subject to the same vesting and forfeiture conditions that apply to the unvested award to which it relates.

Performance Units. The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares. The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of vested shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Amended 2012 Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs. Any dividend equivalents granted in connection with any other award granted on or after March 10, 2017, must remain subject to the same vesting and forfeiture conditions that apply to the award to which such dividend equivalents relate.

Cash Incentive Awards. The Committee may grant cash incentive awards to any eligible person in such amounts and upon such terms, including the achievement of specific performance goals during the applicable performance period, as the Committee may determine. An eligible person may have more than one cash incentive award outstanding at any time. For instance, the Committee may grant an eligible employee one cash incentive award with a calendar year performance period as an annual incentive bonus and a separate cash incentive award with a multi-year performance period as a long-term cash incentive bonus. The Committee shall establish performance goals applicable to each cash incentive award in its discretion and the amount that will be paid to the grantee pursuant to such cash incentive award if the applicable performance goals for the performance period are met. If an eligible person earns the right to receive a payment with respect to a cash incentive award, such payment will be made in cash in accordance with the terms of the award agreement.

Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Amended 2012 Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Amended 2012 Plan, or as a condition to accelerating the timing of such events. The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Section 162(m) of the Code may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion in all events to adjust such awards downward. Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee.

Qualifying Performance Criteria. The Committee may establish performance criteria and level of achievement versus such criteria that will determine the number of shares, units or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on “qualifying performance criteria” (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify that an award or a portion of an award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m), provided that the performance criteria for such award or portion of an award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) will be a measure based on one or more qualifying performance criteria selected by the Committee and specified at the time the award is granted. The Committee will certify the extent to which any qualifying performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m).

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

For purposes of the Amended 2012 Plan, the term “qualifying performance criteria” or “performance measures” means any one or more of the following performance criteria, or derivations of such performance criteria, in each case which shall be chosen by the Committee from among the following: the attainment by a share a specified fair market value for a specified period of time or within a specified period of time; earnings per share; earnings per share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable performance measure may be applied on a pre-or post-tax basis. The levels of performance required with respect to any performance measure may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance measures may differ for awards to different grantees. Any one or more of the performance measures may apply to the grantee, to a department, unit, division or function or to any one or more of our subsidiaries; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For awards intended to comply with the performance-based compensation exception, the Committee shall set the performance measures within the time period prescribed by Section 162(m) of the Code.

To the extent consistent with Section 162(m), the Committee may on the grant date of an award intended to comply with the performance-based compensation exception, and in the case of other grants, at any time, provide that the formula for such award may include or exclude items to measure specific objectives, such as (i) losses from discontinued operations, (ii) extraordinary gains or losses, (iii) the cumulative effect of accounting changes, (iv) acquisitions or divestitures, (v) foreign exchange impacts, and (vi) any unusual, nonrecurring gain or loss. However, the Committee retains the discretion in all events to adjust downward the monetary value of awards and/or to eliminate such awards in their entirety.

Adjustments in Capitalization

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase our shares or securities or other similar transaction or event affects our common stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Amended 2012 Plan, the Committee will make an equitable change or adjustment as it deems appropriate to (i) the number and type of shares (or other securities or property) with respect to which awards may be granted under the Amended 2012 Plan, (ii) the number and type of shares (or other securities or property) subject to outstanding awards, (iii) the exercise price with respect to any outstanding options or SARs, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award, and (iv) the number and kind of shares underlying awards of restricted shares, restricted stock units, deferred stock, performance shares or other outstanding awards.

Transferability

Awards may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a grantee other than by will or the laws of descent and distribution, and each option or stock appreciation right may be exercisable only by the grantee during his or her lifetime. Notwithstanding the foregoing, outstanding options may be exercised following a grantee’s death by the grantee’s beneficiaries or as permitted by the Committee, and to the extent permitted by the Committee, the person to whom an award is initially granted may make certain limited transfers to certain family members, family trusts, or family partnerships.

Change of Control

Under the Amended 2012 Plan, there can only be an acceleration of vesting of awards granted on or after March 10, 2017 if there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock, or a corporate transaction, and the outstanding awards are not assumed by the surviving company or replaced with economically equivalent awards granted by the surviving company. Further, we do not accelerate vesting of awards that are assumed by the surviving company or replaced with economically equivalent awards granted by the surviving company after a change in control unless the grantee’s employment is also involuntarily terminated provided in the grantee’s award agreement.

The Amended 2012 Plan does not permit an award to vest or become exercisable (a) earlier than 12 months after the grant date of such award, or (b) solely as a result of or upon consummation of any corporate transaction that does not constitute a change in control; provided, however, that (i) an award may vest or become exercisable as a result of or upon consummation of a change in control but only if the surviving company does not assume such award or replace such an award with an equivalent award granted by the surviving company in substitution for such award, or (ii) such award does not vest and become exercisable unless and until the grantee’s employment is terminated by us without “cause” or by the grantee for “good reason” as those terms are defined in the applicable award agreement. If an award vests upon achievement of specified performance criteria, the award may vest as provided in the preceding sentence but only (x) to the extent that the performance goals under such award have been achieved based on actual performance through the date on

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

which the change in control is consummated (or the grantee’s employment is terminated, as applicable) or (y) if applicable to such award, on a pro rata basis based on the period of time within the specified performance period for such award that has elapsed from the grant date to the date on which the change in control is consummated (or the grantee’s employment is terminated, as applicable).

Amendment / Termination

The Amended 2012 Plan may be amended, altered, suspended, discontinued or terminated by our Board of Directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Amended 2012 Plan or broaden eligibility. Except as provided pursuant to anti-dilution adjustments, no such amendment may be made without the approval of the stockholders of the Company if it would:

•	increase the maximum number of shares of common stock for which awards may be granted under the Amended 2012 Plan;

•	reduce the price at which options may be granted below the price provided for in the Amended 2012 Plan;

•	reduce the exercise price of outstanding options or stock appreciation rights;

•	extend the term of the Amended 2012 Plan;

•	change the class of persons eligible to participate in the Amended 2012 Plan;

•	increase the maximum awards that may be granted during any calendar year to any one eligible person; or

•	otherwise amend the Amended 2012 Plan in any manner that requires stockholder approval by law, regulation or listing requirements.

No amendment may impair the rights of any holder of an award without their consent, provided that no consent is required if the Committee determines in its sole discretion and prior to any change of control of the Company if the amendment is required or advisable in order for the Company, plan or award to satisfy any law or regulation, or meet the requirements of or avoid adverse financial accounting consequences under any accounting standard or is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the Amended 2012 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 9, 2027.

U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the Amended 2012 Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by grantees, who are urged to consult their individual tax advisors.

Stock Options. Incentive Stock Options (“ISOs”) and Non-Qualifying Stock Options (“NQSOs”) are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements.

An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to the exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

Stock Appreciation Rights. An optionee is not taxed on the grant of a stock appreciation right. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Restricted Stock and Restricted Stock Units. Grantees of restricted stock or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, a grantee may elect to recognize taxable ordinary income in an amount equal to the fair market value of any restricted shares at the time such restricted shares are issued to the grantee if the grantee files such election with the Internal Revenue Service within thirty (30) days after such restricted shares are issued. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the grantee will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Incentive Bonuses. A grantee will have taxable income at the time an incentive bonus award becomes payable. If the grantee has timely elected to defer the receipt of this incentive bonus to a later date, then such later date shall apply. At that time, the grantee will recognize ordinary income equal to the value of the amount then payable.

Company Deduction and Section 162(m). The Amended 2012 Plan is designed to allow awards made under it to qualify as “performance-based compensation” within the meaning of Section 162(m), however there can be no guarantee that amounts payable under the Amended 2012 Plan will be treated as qualified “performance-based” compensation under Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to our Chief Executive Officer or any of our three other most highly compensated executive officers, such compensation must qualify as “performance-based compensation.” However, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Amended 2012 Plan will be deductible under all circumstances.

Withholding Taxes. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a grantee in connection with awards made under the Amended 2012 Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to income (whether or not that of an employee) attributable to transactions involving awards.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2016 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans. All of the indicated securities are authorized under our 2012 Omnibus Incentive Compensation Plan and our 2002 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
Stock Options	3,856,831	$9.99	—
Restricted Stock Units (RSUs)	769,620	N/A	—
Performance Stock Units (PSUs)	280,247	N/A	—

Subtotal:	4,906,698	N/A	266,974

Equity compensation plans not approved by security holders:	—	—	—

Total	4,906,698	$9.99	266,974

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS OTHERWISE SPECIFIED

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal 3 -

Ratification of Independent Registered Public Accountants

The Audit Committee of the Board of Directors has selected KPMG LLP, or KPMG, as our independent registered public accountants for the fiscal year ending December 31, 2017, and the Board has directed that management submit this selection for ratification by the stockholders at our 2017 Annual Meeting. KPMG has served as our independent registered public accounting firm and has audited our financial statements, prior to us becoming public, since 2000. The Audit Committee periodically considers whether there should be a rotation of our independent registered public accountants. The members of the Audit Committee believe that the continued retention of KPMG as our independent registered public accountants is in the best interests of the Company.

Stockholder ratification of the selection of KPMG as our independent registered public accountants is not required. The Board is submitting the selection of KPMG to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Representatives of KPMG are expected to attend the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories, are as follows:

	2016	2015
Audit fees	$594,126	$545,938
Audit-related fees	—	60,000
Tax fees	368,922	553,541
All other fees	—	—

Total	$963,048	$1,159,479

Audit fees consist of fees incurred for the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements, and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements. Tax fees include tax return compliance, tax due diligence, transfer pricing, post-acquisition tax structuring, global mobility services and tax consultations.

All audit and non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee uses the following procedures in pre-approving all audit and non-audit services provided by our independent registered public accounting firm. At or before the first meeting of the Audit Committee each year, the Audit Committee is presented with a detailed listing of the individual audit and non-audit services and fees (separately describing audit-related services, tax services and other services) expected to be provided by our independent registered public accounting firm during the year. Quarterly, the Audit Committee is presented with an update of any new audit and non-audit services to be provided. The Audit Committee reviews the quarterly update and approves the services outlined therein if such services are acceptable to the Audit Committee.

Non-audit services that constitute less than 5% of the revenues paid by the Company to the independent registered public accounting firm may be approved by the Audit Committee (or one or more members authorized by the Audit Committee) after the services are commenced but before the completion of the audit, provided that such services were not recognized by the Company at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre-approve permissible non-audit services so long as this pre-approval is presented to the full Audit Committee at scheduled meetings. The Audit Committee has delegated pre-approval authority of up $100,000 in between scheduled Audit Committee meetings to the Chairperson of the Audit Committee, and the Chairperson is required to report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. In addition, the Audit Committee has granted Thomas Conway, the Company’s Chief Financial Officer, authority to approve non-audit services of up to $100,000 in between scheduled Audit Committee meetings upon notice in each instance to the Chairperson of the Audit Committee, subject to confirmation of the approval of such services by the Audit Committee at the next scheduled meeting. All KPMG services and fees in 2016 were approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS OTHERWISE SPECIFIED

AUDIT COMMITTEE REPORT

Audit Committee Report

The Audit Committee, which is composed of three independent directors (Rudy Howard (Chairman), Pamela Craven and John Malone), operates under a written charter adopted by the Board of Directors. Among its functions, the Committee selects the independent auditors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to oversee the financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board of Directors.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees. The independent auditors also provided to the Committee the written disclosures and the letter required by applicable requirements of the PCAOB, and the Committee discussed with the independent auditors their independence and considered the compatibility of non-audit services with the auditors’ independence.

Based upon the Committee’s discussion with management and the independent auditors and the Committee’s review of the representation of management and the report of the independent auditors to the Committee, and relying thereon, the Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission.

March 10, 2017	Audit Committee of the Board of Directors,

Rudy Howard (Chairman) Pamela Craven John Malone

MANAGEMENT

Management

The names of our executive officers and other executive management, their ages, their positions and other biographical information are set forth below:

Executive Officers	Age	Position
James Preuninger	57	Chief Executive Officer and Director
Thomas Conway	49	Chief Financial Officer
Albert C. Cooke III	57	Vice President, Global Sales
Nathan Pieri	51	Chief Product Officer

Executive Management	Age	Position
Ty Y. Bordner	52	Vice President, Solutions Consulting
Brad Holmstrom	52	General Counsel and Corporate Secretary
Kae-por F. Chang	56	Managing Director, Amber Road China
Glenn T. Gorman	57	Chief Information Officer
Claude Correll	45	Vice President, Global Engineering
J. Anthony Hardenburgh	46	Vice President, Global Trade Content
William R. Jackowski	50	Vice President, Professional Services
Stephanie J. Miles	48	Vice President, Commercial Services

James W. Preuninger is a co-founder of our Company and has served as Chief Executive Officer and a member of our Board of Directors since 2002. Biographical information concerning Mr. Preuninger is set forth above under “Election of Directors.”

Thomas E. Conway is our Chief Financial Officer, a position he has held since 2007. He previously served as Assistant Corporate Controller and Director of North American Accounting Operations at Cognizant Technology Solutions, an information technology company. Prior to joining Cognizant, Mr. Conway worked for seven years at JDS Uniphase, a fiber optic component and systems provider, where he served as Controller and Director of Finance, and nine years at KPMG LLP, where he was Senior Manager in the Communication and Entertainment audit and consulting practice. Mr. Conway is a certified public accountant and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

MANAGEMENT

Albert C. Cooke III is our Vice President, Global Sales, a position he has held since 2005. He is responsible for the global sales of our solutions to importers, exporters and logistics service providers. Prior to joining us, Mr. Cooke was Vice President of Products and Solutions for Industri-Matematik International Corp. (IMI), a leading provider of order management software. Prior to working at IMI, Mr. Cooke held senior sales and operational roles at Adexa, Optum, and Russ Berrie & Company.

Nathan Pieri is our Chief Product Officer. He returned to us after two years as Senior Vice President of Portfolio Product Management & Software Delivery for Triple Point Technology, a provider of commodity trading and risk management solutions. For a ten-year period, Nathan worked as our Senior Vice President, Marketing and Product Management and was responsible for product strategy and global marketing. Prior to his first appointment with us, he held senior marketing and product management roles at other enterprise software companies such as Celarix and Baan (Infor). Earlier in his career, Mr. Pieri was a strategy and supply chain management consultant at Coopers & Lybrand and held various operating roles at General Electric, where he started his career in the manufacturing management program.

Ty Y. Bordner is our Vice President, Solutions Consulting, and has served in that position since 2006. He is responsible for both product strategy and direction, as well as customer and prospect-focused solutions. Prior to joining us in 2006, Mr. Bordner spent 10 years with JPMorgan Chase Vastera, a global trade management software and managed services provider, in various leadership roles, including oversight for Engineering, Solutions Consulting and Product Management. During his tenure he helped manage the company through multiple growth stages from startup, through initial public offering, to achieving annual revenues in excess of $80 million. Prior to joining JPMorgan Chase Vastera, Mr. Bordner worked for GXS (formerly GE Information Services).

Brad Holmstrom has served as our General Counsel and Corporate Secretary since 2015. He has over 25 years of legal experience, the past 15 of which have been as General Counsel and Corporate Secretary for MDU Communications International, Inc., a publicly-traded communications company. Prior to his in-house experience, he was partner with Shughart Thomson & Kilroy, which subsequently merged to create the national law firm of Polsinelli PC.

Kae-por Chang has served as the Managing Director, Amber Road China since 2013. From 2007 until September 2013, Mr. Chang was the founder and CEO of EasyCargo, which we acquired in 2013. Mr. Chang has over 20 years of senior management experience in global supply chain management, logistics, distribution, IT, and regulatory compliance, as an executive of both public and private companies. He was also an Ernst & Young LLP consultant prior to founding EasyCargo.

Glenn T. Gorman serves as our Chief Information Officer, a position he has held since 2002. Mr. Gorman is responsible for setting our technology policy and managing the hosting operations, information technology and quality assurance departments. Prior to joining us, Mr. Gorman held various positions including that of Systems Engineer and Operational Specialist for IBM Corporation from 1984 until 1986, where he served as a liaison between field support and IBM’s development laboratories.

Claude Correll has been our Vice President, Global Engineering since 2016 and has served in various engineering roles with us since 2007. Mr. Correll is responsible for building and delivering Amber Road’s portfolio of GTM solutions. Prior to joining Amber Road, Mr. Correll was with JPMorgan Chase Vastera as Principal Software Architect. Mr. Correll received a Bachelor’s degree in Computer Science from the University of Maryland, College Park.

J. Anthony Hardenburgh has been our Vice President, Global Trade Content since 2007. He manages a global team of international trade professionals who monitor and maintain our trade content. Prior to joining us, Mr. Hardenburgh served as Vice President of Global Trade Content for JPMorgan Chase Vastera, where he managed a global team of trade professionals responsible for supporting both its software and managed services operations. Mr. Hardenburgh also served as a director for From2, a company engaged in global trade management software, and as an International Trade Specialist for the U.S. Department of Commerce, where he was responsible for counseling small- and medium-sized exporters.

William R. Jackowski is our Vice President, Professional Services, a position he has held since 2006. In this position, Mr. Jackowski manages a team of experienced consultants specializing in the implementation of our solutions. Prior to joining us, Mr. Jackowski served as Vice President of Global Professional Services for JPMorgan Chase Vastera, where he oversaw strategic software accounts and helped grow that company’s professional services organization across North America, Europe and South America. Previously, Mr. Jackowski held several management and consulting positions with large consulting organizations such as American Management Systems (AMS) and PeopleSoft.

Stephanie J. Miles is our Vice President, Commercial Services, a position she has held since 2005. Ms. Miles leads our support team for the delivery, implementation and ongoing support services relating to our GTM solutions. Until February 2013, her position also encompassed leadership of our professional services team. Prior to joining us, Ms. Miles held various leadership positions with the supply chain visibility company BridgePoint, a subsidiary of CSX Corporation, for seven years. While at BridgePoint, she held the positions of Senior Vice President and General Manager, and also served as a board member.

ANNUAL REPORT AND FORM 10-K

Annual Report and Form 10-K

The Company’s Annual Report for fiscal 2016, which contains the consolidated financial statements of the Company for the year ended December 31, 2016, accompanies this Proxy Statement, but is not a part of the Company’s soliciting materials.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Amber Road, c/o Corporate Secretary, One Meadowlands Plaza, East Rutherford, New Jersey 07073, or email at investorrelations@amberroad.com. The Company’s Annual Report on Form 10-K is also available online at the Company’s website at www.investor.amberroad.com/sec-filings. A list of exhibits is included in the Form 10-K and exhibits are available from the Company upon the payment to the Company of the cost of furnishing them.

OTHER MATTERS

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or Exchange Act, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Copies of the Section 16 reports are also required to be supplied to the Company. Based solely on our review of the reports filed by Reporting Persons and written representations from certain Reporting Persons that no other reports were required for those persons, during the year ended December 31, 2016, the Reporting Persons met all applicable Section 16(a) filing requirements.

Stockholder Proposals and Director Nominations

Stockholders are entitled to submit proposals on matters appropriate for stockholder action, consistent with SEC regulations. In order for stockholder proposals for the 2018 Annual Meeting of Stockholders to be eligible for inclusion in our Proxy Statement, they must be received by our Corporate Secretary at our principal executive offices not later than December 1, 2017.

Any director nomination or proposal that a stockholder wishes to present at the 2018 Annual Meeting of Stockholders, other than through inclusion in our Proxy Statement, must follow the procedures described in our Amended and Restated Bylaws. Under these procedures, stockholders must submit the proposed nominee or proposal by giving written notice to our Corporate Secretary at our principal executive offices no earlier than January 5, 2018 and no later than February 2, 2018. These timing requirements differ if this year’s annual meeting were to be adjourned or otherwise postponed or if the date of next year’s annual meeting is not within 30 days before or after the anniversary date of this year’s meeting. If any of these events occur, we will furnish the new dates for submission of proposed nominees or other items of business by public disclosure including filing with the SEC of a current report on Form 8-K. The stockholder must have been a stockholder of record at the time of the giving of the notice and entitled to vote at the meeting. The stockholder’s notice must set forth the following:

•	As to any proposed nominee for directorship, (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the number of shares of common stock owned of record and beneficially by the nominee, (4) the date or dates on which the shares were acquired and the investment intent of the acquisition, and (5) such other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, under the proxy rules, including (without limitation) such nominee’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the proposed nominee.

•	As to any other business proposed to be brought before the meeting, a brief description of the business, the reasons for conducting such business at the meeting and any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

•	As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder and of such beneficial owner, as they appear on our books, and (2) the class and number of shares owned beneficially and of record by such stockholder and such beneficial owner.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the General Corporation Law of the State of Delaware and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Annual Meeting of Stockholders or Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or bank that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker or bank. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker or bank.

OTHER MATTERS

No Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” or “Compensation Committee Report” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing.

In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than our Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Disclaimer

This Proxy Statement may contain statements regarding future individual and Company performance targets and Company performance goals. These targets and Company performance goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Other Matters

The Board knows of no matters other than those listed in this Proxy Statement that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

By Order of the Board of Directors

Bradley D. Holmstrom General Counsel & Corporate Secretary

East Rutherford, New Jersey

March 31, 2017

APPENDIX

Appendix A

Second Amendment and Restatement of the Amber Road, Inc. 2012 Omnibus Incentive Compensation Plan

[attached]

AMBER ROAD, INC.

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

(as amended and restated March 10, 2017)

- i -

- ii -

- iii -

AMBER ROAD, INC.

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

(AS AMENDED AND RESTATED EFFECTIVE MARCH 10, 2017)

Article 1.

Effective Date, Objectives and Duration

1.1      Effective Date of the Plan - Amendment and Restatement. Amber Road, Inc. (the “Company”), adopted the 2012 Omnibus Incentive Compensation Plan (the “Plan”) on October 24, 2012 (the “Effective Date”). The Plan was initially approved by the Company’s stockholders on October 12, 2013. The Plan, as subsequently amended and restated effective as of January 29, 2014, is hereby further amended and restated effective March 10, 2017, as set forth herein, subject to approval by the Company’s stockholders.

1.2      Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, (c) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3      Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of March 9, 2027, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1      “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2      “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Cash Incentive Awards or Other Stock-Based Awards granted under the Plan.

2.3      “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4      “Board” means the Board of Directors of the Company.

2.5      “Cash Incentive Award” means an Award granted under Article 14 of the Plan.

2.6      “CEO” means the Chief Executive Officer of the Company.

2.7      “Change in Control” shall occur on the earliest of:

(a)      the date that any one person (or more than one person acting as a group) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)(vii)), or

(b)      the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company (including by way of merger, consolidation or otherwise) that, together with stock of the Company previously held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)(v)).

2.8      “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9      “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.10      “Compensation Committee” means the compensation committee of the Board.

2.11      “Common Stock” means the common stock, without par value, of the Company.

2.12      “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.13      “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.14      “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15      “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

 (a)      Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

 (b)      In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

 (i)      the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

 (ii)      the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16      “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17      “Effective Date” has the meaning set forth in Section 1.1.

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2.18      “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20      “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise the SAR.

2.21      “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the New York Stock Exchange (“NYSE”), or if not the NYSE, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B).

2.22      “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23      “Grantee” means a person who has been granted an Award.

2.24      “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25      “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26      “Management Committee” has the meaning set forth in Section 3.1(b).

2.27      “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28      “Option” means an option granted under Article 6 of the Plan.

2.29      “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30      “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.31      “Performance Measures” has the meaning set forth in Section 4.4.

2.32      “Performance Period” means the time period during which performance goals must be met.

2.33      “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.34      “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

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2.35    “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.36    “Publicly Held” has the meaning set forth in Section 4.3.

2.37    “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.38    “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.39    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.40    “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.41    “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.42    “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.43    “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.44    “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.45    “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.46    “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.47    “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.48    “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.49    “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be

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an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.

Administration

3.1      Committee.

   (a)      Subject to Article 13, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

   (b)      The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

   (c)      Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2      Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 13), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

   (a)      to determine when, to whom and in what types and amounts Awards should be granted;

   (b)      to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

   (c)      to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

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   (d)      to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

   (e)      to determine the Term of any Option or SAR;

   (f)      to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

   (g)      to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

   (h)      to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

   (i)      to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

   (j)      to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

   (k)      to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

   (l)      to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

   (m)      to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

   (n)      to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

   (o)      to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

   (p)      to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

   (q)      to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

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   (r)      to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3      No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

3.4      Restrictions on Vesting and Exercisability of Awards. Notwithstanding any provision in the Plan to the contrary, the terms of any Award granted on or after March 10, 2017 (other than Substitute Awards granted pursuant to Section 5.6(b)) may not permit (and may not be amended to permit) such Award to vest or become exercisable or permit any Period of Restriction with respect to such Award to lapse (a) earlier than 12 months after the Grant Date of such Award or (b) solely as a result of or upon consummation of any Corporate Transaction that does not constitute a Change in Control; provided, however, that (i) if an Award vests or becomes exercisable or the Period of Restriction with respect to such Award lapses solely on the basis of time, such Award may permit (or be amended to permit) it to vest or become exercisable or the Period of Restriction with respect to such Award to lapse as a result of or upon consummation of a Change in Control but only if the Surviving Company does not assume such Award or replace such an Award with an equivalent award granted by the Surviving Company in substitution for such Award; and (ii) if an Award vests or becomes exercisable or has a Period of Restriction that lapses in whole or in part upon achievement of specified performance goals, such Award may vest or become exercisable or the Period of Restriction with respect to such Award may lapse upon consummation of a Change in Control but only (x) to the extent that the performance goals under such Award have been achieved based on actual performance through the date on which the Change in Control is consummated or (y) if applicable to such Award, on a pro rata basis based on the period of time within the specified performance period for such Award that has elapsed from the Grant Date to the date on which the Change in Control is consummated.

This Section 3.4 shall not preclude the Committee from authorizing or approving an acceleration of vesting or exercisability of any Award or the lapse of any Period of Restriction with respect to any Award in connection with a Change in Control due to the Grantee’s Termination of Affiliation by the Company or any Affiliate without “cause” or by the Grantee for “good reason” (as those terms are defined in the applicable Award Agreement or other applicable agreement between the Grantee and the Company or an Affiliate thereof); provided, however, that if an Award vests or becomes exercisable or the Period of Restriction with respect to such Award lapses, in whole or part upon the achievement of specified performance goals, such Award shall vest and become exercisable or such Period of Restriction shall lapse only the extent that (i) such Award would have vested and become exercisable or the Period of Restriction would have lapsed based on actual performance through the date of the Grantee’s Termination of Affiliation or (ii) if applicable to such Award, on a pro rata basis based on the period of time within the specified performance period for such Award that has elapsed from the Grant Date to the date of the Grantee’s Termination of Affiliation. In addition, this Section 3.4 shall not preclude the Committee from authorizing or approving an acceleration of vesting or exercisability of any Award or the lapse of any Period of Restriction with respect to any Award (x) as a result of the Grantee’s Termination of Affiliation due to death or Disability or (y) with respect to Awards granted on or after March 10, 2017 for up to a maximum of 5% of the total number of Shares reserved for issuance under the Plan as of March 10, 2017 less the number or Shares previously issued or issuable pursuant to Awards granted prior to March 10, 2017.

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Article 4.

Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1      Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 9,646,696 including Shares delivered pursuant to the exercise of Incentive Stock Options granted hereunder; provided, however, that subject to the following paragraph (i) each Share underlying Awards of Options and SARs granted on or after March 10, 2017 shall count as one Share against the maximum number of Shares reserved for issuance hereunder and (ii) each Share underlying a full value Award (i.e., any Award other than an Option or SAR) granted on or after March 10, 2017 shall count as 1.67 Shares against the maximum number of Shares reserved for issuance hereunder.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2      Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

  (a)      Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

  (b)      Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards to the extent permitted by Section 3.4) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount

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that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

   (c)      Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

   (d)      Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,

    (i)      if an Award (other than an Option or SAR) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

    (ii)      if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3      Compliance with Section 162(m) of the Code.

   (a)      Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

   (b)      Annual Individual Limitations. Except as provided in Section 5.6(b), no Grantee may be granted Awards (other than Awards that cannot be settled in Shares) with respect to more than 668,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a). The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted in any calendar year to any Grantee shall not exceed $1 million for all such Awards.

4.4      Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share a specified Fair Market Value for a specified period of time or within a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital;

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operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.

Eligibility and General Conditions of Awards

5.1      Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2      Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3      General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

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5.4      Nontransferability of Awards.

   (a)      Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

   (b)      No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

   (c)      Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

   (d)      Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5      Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6      Stand-Alone, Tandem and Substitute Awards.

   (a)      Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

   (b)      The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or

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an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7      Compliance with Rule 16b-3. The provisions of this Section 5.7will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

   (a)      Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

   (b)      Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

   (c)      Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8      Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1      Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2      Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3      Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

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6.4      Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

   (a)      shall be granted only to an employee of the Company or a Subsidiary Corporation;

   (b)      shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

   (c)      shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

   (d)      shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

   (e)      shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

   (f)      shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

   (g)      shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

   (h)      shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5      Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

   (a)      cash, personal check or wire transfer;

   (b)      delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

   (c)      with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

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   (d)      with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

   (e)      subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1      Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2      Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3      SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4      Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

   (a)    The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

   (b)    The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5      Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee’s sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.

Restricted Shares

8.1      Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

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8.2      Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

8.3      Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4      Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5      Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1      Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2      Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

  (a)      Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

  (b)      Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3      Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

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At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Units or vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock and Restricted Stock Units

10.1      Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2      Vesting and Delivery.

   (a)      Delivery With Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

   (b)      Delivery With Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3      Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate.

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Article 12.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $400,000 in a single calendar year.

Article 14.

Cash Incentive Awards

14.1      Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash Incentive Awards to any Eligible Person in such amounts and upon such terms, including the achievement of specific performance goals during the Performance Period, as the Committee may determine. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. An Eligible Person may have more than one Cash Incentive Award outstanding at any time. For instance, the Committee may grant an Eligible Person one Cash Incentive Award with a calendar year or fiscal year Performance Period (an annual incentive bonus) and a separate Cash Incentive Award with a Performance Period that covers more than one calendar or fiscal year (a long-term cash incentive bonus).

14.2      Value of Cash Incentive Awards. Each Cash Incentive Award shall specify a payment amount or payment range as determined by the Committee. The Committee shall establish performance goals applicable to each Cash Incentive Award in its discretion and the amount that will be paid to the Grantee pursuant to such Cash Incentive Award if the applicable performance goals for the Performance Period are met.

14.3      Payment of Cash Incentive Awards. Payment, if any, with respect to a Cash Incentive Awards shall be made in cash in accordance with the terms of the Award Agreement; provided, however, that if the Award Agreement does not specify a payment date with respect to a Cash Incentive Award, payment of the Cash Incentive Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company during which the Performance Period ends.

14.4      Termination of Affiliation. The Committee shall determine the extent to which a Grantee shall have the right to receive Cash Incentive Awards following his or her Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Grantee, but need not be uniform among all Cash Incentive Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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Article 15.

Amendment, Modification, and Termination

15.1      Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2      Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.

Compliance with Code Section 409A

16.1      Awards Subject to Code Section 409A. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2      Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

     (a)      Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

     (b)      Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

     (c)      Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3      Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

     (a)      No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

     (b)      Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 16.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

     (c)      No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4      Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

     (a)      Separation from Service;

     (b)      The date the Participant becomes Disabled (as defined in Section 2.15(b);

     (c)      The Participant’s death;

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     (d)      A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

     (e)      A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

16.5      Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6      Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

16.7      No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 17.

Withholding

17.1      Required Withholding.

 (a)      The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)      payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)      delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)      requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)      withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

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  (b)      Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2      Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.

Additional Provisions

18.1      Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2      Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3      Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4      Securities Law Compliance.

     (a)      If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

     (b)      If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

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18.5      Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

18.6      No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7      Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8      Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9      Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

18.10      Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11      Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

18.12      Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13      Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14      Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15      Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

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18.16      Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17      No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18      Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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AMBER ROAD, INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 1, 2017.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ▲

PROXY	Please mark your votes like this	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

1. Election of Directors	FOR all Nominees listed to the left ☐	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐	2. Amendment and Restatement of 2012 Omnibus Incentive Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
(01) Pamela Craven
(02) Rudy C. Howard (03) Barry M. V. Williams
			3. Ratification of independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

CONTROL NUMBER

Signature                                                           Signature, if held jointly                                                       Date                     , 2017.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held May 2, 2017

The Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2016 are available at

http://www.cstproxy.com/amberroad/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMBER ROAD, INC.

The undersigned appoints James W. Preuninger and Thomas E. Conway, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Amber Road, Inc. held of record by the undersigned at the close of business on March 10, 2017 at the Annual Meeting of Stockholders of Amber Road, Inc. to be held on May 2, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ALL THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)